                                                                   EXHIBIT 10.73

                                                                  EXECUTION COPY


                               LEASE RECEIVABLES
                               CREDIT AGREEMENT

                         Dated as of January 22, 1997

                                     Among

                    LEASING SOLUTIONS RECEIVABLES II, INC.,

                                 as Borrower,
                                 -----------

                           LEASING SOLUTIONS, INC.,

                     as Servicer and Collateral Custodian,
                     -------------------------------------

                      CORPORATE RECEIVABLES CORPORATION,

                           as Securitization Lender,
                           ------------------------

                                      and

                         CITICORP NORTH AMERICA, INC.,

                                   as Agent
                                   --------

                               TABLE OF CONTENTS
                               -----------------


Section                                                          Page
-------                                                          ----
                       ARTICLE I   DEFINITIONS

SECTION 1.01.  Certain Defined Terms.............................. 1
               ---------------------
SECTION 1.02.  Other Terms........................................31
               -----------
SECTION 1.03.  Computation of Time Periods........................31
               ---------------------------

                ARTICLE II   AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01.  Facility...........................................31
               --------
SECTION 2.02.  Making Advances....................................31
               ---------------
SECTION 2.03.  Transfers of Interests in Leases...................32
               --------------------------------
SECTION 2.04.  Termination or Reduction of the Facility Limit.....32
               ----------------------------------------------
SECTION 2.05.  Maturity of Advances; Prepayments..................32
               ---------------------------------
SECTION 2.06.  Interest and Fees..................................33
               -----------------
SECTION 2.07.  Payments and Computations, Etc.....................33
               ------------------------------
SECTION 2.08.  Borrower Reserve Account...........................33
               ------------------------
SECTION 2.09.  Additional Interest................................35
               -------------------
SECTION 2.10.  Increased Costs....................................35
               ---------------
SECTION 2.11.  Increased Capital..................................36
               -----------------
SECTION 2.12.  Taxes..............................................37
               -----

                     ARTICLE III   CONDITIONS OF ADVANCES

SECTION 3.01.  Conditions Precedent to Initial Advance............38
               ---------------------------------------
SECTION 3.02.  Conditions Precedent to All Advances...............40
               ------------------------------------

                     ARTICLE IV   REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Representations and Warranties of the
               -------------------------------------
                Borrower..........................................41
                --------
SECTION 4.02.  Representations and Warranties of the
               -------------------------------------
                Servicer..........................................44
                --------

                     ARTICLE V     GENERAL COVENANTS

SECTION 5.01.  Affirmative Covenants of the Borrower..............46
               -------------------------------------
SECTION 5.02.  Reporting Requirements of the Borrower.............50
               --------------------------------------
SECTION 5.03.  Negative Covenants of the Borrower.................53
               ----------------------------------
SECTION 5.04.  Covenants of the Servicer..........................56
               -------------------------

                    ARTICLE VI    GRANT OF SECURITY INTEREST;
                    ADMINISTRATION OF RECEIVABLES

SECTION 6.01.  Grant of Security Interest.........................59
               --------------------------
SECTION 6.02.  Designation of Servicer............................60
               -----------------------
SECTION 6.03.  Reporting Requirements of the Servicer. ...........61
               --------------------------------------
SECTION 6.04.  Duties of the Servicer.............................61
               ----------------------
SECTION 6.05.  Settlement Procedures..............................64
               ---------------------
SECTION 6.06.  Rights of the Agent................................67
               -------------------

Section                                                          Page
-------                                                          ----
SECTION 6.07.  Responsibilities of the Borrower...................68
               --------------------------------
SECTION 6.08.  Further Action Evidencing Security Interest........68
               -------------------------------------------
SECTION 6.09.  Application of Payments............................69
               -----------------------
SECTION 6.10.  Collateral Custodian...............................69
               --------------------
SECTION 6.11.  Release of Lien....................................70
               ---------------

                       ARTICLE VII EVENTS OF TERMINATION

SECTION 7.01.  Events of Termination..............................70
               ---------------------

                            ARTICLE VIII THE AGENT

SECTION 8.01.  Authorization and Action...........................74
               ------------------------
SECTION 8.02.  Agent's Reliance, Etc..............................75
               ---------------------
SECTION 8.03.  Agent and Affiliates...............................75
               --------------------
SECTION 8.04.  Lending Decisions..................................76
               -----------------
SECTION 8.05.  Resignation of the Agent...........................76
               ------------------------

                          ARTICLE IX  INDEMNIFICATION

SECTION 9.01.  Indemnities by the Borrower........................76
               ---------------------------

                            ARTICLE X MISCELLANEOUS

SECTION 10.01.  Amendments, Etc...................................78
                ---------------
SECTION 10.02.  Notices, Etc......................................78
                ------------
SECTION 10.03.  No Waiver; Remedies...............................79
                -------------------
SECTION 10.04.  Binding Effect; Assignability.....................79
                -----------------------------
SECTION 10.05.  GOVERNING LAW; WAIVER OF JURY TRIAL...............80
                -----------------------------------
SECTION 10.06.  Costs, Expenses and Taxes.........................81
                -------------------------
SECTION 10.07.  No Proceedings....................................82
                --------------
SECTION 10.08.  Execution in Counterparts; Severability...........82
                ---------------------------------------

                               LIST OF EXHIBITS
                               ----------------

EXHIBIT A         Form of Servicer Report

EXHIBIT B         Intentionally Omitted

EXHIBIT C         Description of Credit and Collection Policy

EXHIBIT D         Form of Interest Rate Hedge Assignment Acknowledgment

EXHIBIT E         Form of Notice of Borrowing

EXHIBIT F         Form of Note

EXHIBIT G         List of Offices of Borrower where Records Are Kept

EXHIBIT H         Form of Interest Rate Hedge Report

ANNEX  I          Example Calculation of Actual Residual Realization Rate

ANNEX  II         Agreed Upon Audit Procedures

                      LEASE RECEIVABLES CREDIT AGREEMENT


          This LEASE RECEIVABLES CREDIT AGREEMENT dated as of January 22, 1997 among LEASING SOLUTIONS RECEIVABLES II, INC., a Delaware corporation, as Borrower, LEASING SOLUTIONS, INC., a California corporation ("LSI"), as Servicer and Collateral Custodian, CORPORATE RECEIVABLES CORPORATION, a California corporation, as Securitization Lender, and CITICORP NORTH AMERICA, INC., a Delaware corporation, as Agent.

          PRELIMINARY STATEMENTS. (1) LSI is in the business of acquiring, leasing, distributing, financing, selling, re-leasing and otherwise remarketing and otherwise dealing with, and providing associated services with respect to equipment and computer software;

          (2) The Borrower is a special-purpose Subsidiary of LSI established to purchase and otherwise acquire Lease Receivables and related assets;

          (3) The Borrower wishes from time to time to receive loans or advances from the Securitization Lender secured by the Borrower's Lease Receivables and related assets; and

          (4) The Securitization Lender may make such loans to the Borrower secured by such Lease Receivables of the Borrower.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. Certain Defined Terms. As used in this Agreement (both
                        ---------------------
above and elsewhere), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Actual Residual Realization Rate" means a fraction (expressed as a
           --------------------------------
percentage), determined as of the last day of each calendar quarter, the numerator of which is the aggregate amount of Portfolio Remarketing Proceeds realized during the five-year period ending on the last day of the immediately preceding calendar quarter with respect to equipment subject to leases serviced by the Originator at the time of remarketing and the denominator of which is the aggregate original cost of such equipment. An example of the calculation of the "Actual Residual Realization Rate" is set forth in Annex I hereto.
                                                   -------

          "Additional Interest" has the meaning assigned to that term in Section
           -------------------                                           -------
2.09.
----

          "Advance" means an advance of funds by the Securitization Lender in
           -------
accordance with the terms of Section 2.01.
                             ------------

          "Adverse Claim" means a lien, security interest, charge, encumbrance
           -------------
or other right or claim of any Person, other than the rights of the lessee or payor under a Lease.

          "Affected Party" means the Securitization Lender, CNAI, individually
           --------------
and in its capacity as Agent, any Liquidity Provider and any parent company controlling any of the foregoing.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by, or under common control with, such specified Person; provided, however, that neither the Agent, the
                       --------  -------
Securitization Lender nor any Liquidity Provider shall be deemed to be an Affiliate of the Borrower. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Affiliated Obligor" means any Obligor which, to the best of the
           ------------------
Borrower's knowledge, is an Affiliate of another Obligor. To the extent that the Borrower learns that an Obligor, previously thought to be a non-Affiliated Obligor, is an Affiliated Obligor, it shall ensure that all reports and calculations made hereunder are revised to reflect such information and shall pay any amounts which may then be owing as a result of changes to the Overconcentration Reserve.

          "Agent" means CNAI, in its capacity as agent hereunder for the
           -----
Securitization Lender.

          "Aggregate Equipment Cost" means the sum of the original equipment
           ------------------------
cost of all Equipment then subject to the Lien created by this Agreement.

          "Aggregate Fee Rate" means the sum of the per annum rates or
           ------------------
percentages applicable from time to time to calculate each of the Servicer Fee, the Collateral Custodian Fee (to the extent not included in the Servicer Fee), the Program Fee, the Liquidity Fee, the Dealer Fees, the Other Fees and the fees, if any, payable by the Borrower with respect to Interest Rate Hedges.

          "Aggregate Outstanding Balance" means, at any time of calculation
           -----------------------------
hereunder, the sum of the Outstanding Balances of all Eligible Lease
Receivables.

          "Agreement" means this Lease Receivables Credit Agreement, as the
           ---------
same may from time to time be amended, restated, supplemented or otherwise modified.

          "Alternate Base Rate" means a fluctuating interest rate per annum as
           -------------------
shall be in effect from time to time, which rate per annum shall at all times be equal to the highes t of:

          (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time as Citibank's base rate; or

          (b) 1/2 of one percent above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; or

          (c) 1/2 of one percent per annum above the Federal Funds Rate.

          "Anticipated Residual Realization Amount" means an amount, determined
           ---------------------------------------
as of the last day of each calendar quarter, equal to the product of (i) the Applicable Residual Realization Rate calculated as of such day, times (ii) the
                                                                -----
aggregate original cost of the Equipment relating to Eligible Lease Receivables financed under this Agreement on such day, times (iii) the Rating Agency
                                           -----
Residual Factor.

          "Applicable Interest Rate" means, for any Interest Period:
           ------------------------

          (i)  the CP Rate, or

          (ii) if and to the extent that the Securitization Lender elects in its sole discretion not to fund or maintain, or is not able to fund or maintain, its

     Advances for such Interest Period by the issuance of promissory notes, or if and to the extent that any Advances were made during such Interest Period on any day other than the last day thereof, or if and to the extent that the Securitization Lender has assigned Advances to a Liquidity Provider pursuant to Section 10.04, a rate equal to the Assignee Rate for
                          -------------
     such Interest Period.

          "Applicable Residual Realization Rate" means, as of any Settlement
           ------------------------------------
Date, the higher of (i) 38% and (ii) the Actual Residual Realization Rate for such Settlement Date, provided, however, if such Actual Residual Realization
                      --------  -------
Rate is less than 33%, the "Applicable Residual Realization Rate" shall be the Actual Residual Realization Rate, unless the Borrower deposits to the Borrower Reserve Account on such Settlement Date an amount equal to the difference between (A) an Anticipated Residual Realization Amount calculated assuming that the Actual Residual Realization Rate is equal to 33% and (B) an Anticipated Residual Realization Amount calculated using the Actual Residual Realization Rate on such Settlement Date.

          "Asset Purchase Agreement" means any one or more asset purchase or
           ------------------------
other agreements, entered into at any time from and after the date hereof, pursuant to which the Securitization Lender may from time to time assign part or all of its interests in Pledged Assets arising hereunder, as such agreements may from time to time be amended, restated, supplemented or otherwise modified.

          "Assignee Rate" for any Interest Period means an interest rate per
           -------------
annum equal to the LIBO Rate plus one and one-quarter percent (1.25%); provided,
                                                                       --------
however, that (i) if an Advance is made hereunder on any day other than the last
-------
day of an Interest Period, the "Assignee Rate" applicable to the Advance shall
                                -------------
be the Alternate Base Rate in effect from time to time until the end of the then applicable Interest Period; (ii) in the case of any Interest Period of less than one month, the "Assignee Rate" for such Interest Period shall be the Alternate
                -------------
Base Rate in effect during such Interest Period unless the Agent and the Borrower agree in writing to a different rate; (iii) if it shall become unlawful for Citibank to obtain funds in the London interbank market in order to make, fund or maintain any Advance hereunder or deposits in dollars (in the applicable amounts) are not being offered by Citibank in the London interbank market then the "Assignee Rate" for any Interest Period shall be calculated using an
     -------------
interest rate per annum equal to the Alternate Base Rate; and (iv) following the occurrence of any of the Events of Termination specified in Sections 7.01(a),
                                                            ----------------
(d), (e), (f), (j) and (l) and the expiration of any applicable grace periods,
---  ---  ---  ---     ---
the "Assignee Rate" for each Interest Period shall be the sum of the applicable
     -------------
interest rate per annum determined pursuant to provisions set forth above plus one percent (1.0%) per annum.

          "Available Credit Enhancement" means, as of any Settlement Date, the
           ----------------------------
sum of (i) the balance in the Borrower Reserve Account on such Settlement Date and (ii) the Anticipated Residual Realization Amount for such Settlement Date.

          "Average Aggregate Outstanding Balance" means, for any month, the sum
           -------------------------------------
of the Aggregate Outstanding Balance as set forth in the Servicer Reports for the end of such month and for the immediately preceding month, divided by two.
                                                               ----------

          "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
           ---------------
Section 101 et seq.), as amended from time to time, or any successor statute.
            -- ---

          "Benefit Plan" means, with respect to any Person, a defined benefit
           ------------
plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which such Person or any ERISA Affiliate of such Person is, or at any time within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

          "Borrower" means Leasing Solutions Receivables II, Inc., a Delaware
           --------
corporation, in its capacity as Borrower hereunder, together with its successors and permitted assigns.

          "Borrower Reserve Account" means that certain account as described in
           ------------------------
Section 2.08 hereof.
------------

          "Borrower Reserve Account Requirement" means, as of any date of
           ------------------------------------
calculation thereof, an amount equal to the lesser of (i) one percent (1%) of the greatest amount of Capital outstanding on any date prior to the Termination Date and (ii) $1,000,000.

          "Borrowing Base" means, at all times during a month, the sum of (i)
           --------------
the Net Receivables Balance as of the last day of the immediately preceding month and (ii) prior to the Termination Date, up to $500,000 in the Transaction Collection Account which constitutes prepayments on Pledged Lease Receivables, unless such amount is required to be applied to reduce outstanding Advances pursuant to the terms of any Interest Rate Hedge.

          "Breakage Indemnity" means, for any Advance for the Interest Period
           ------------------
(computed without regard to the maturity of an Interest Period occurring as a result of the occurrence of the Termination Date) during which the principal amount of such Advance is reduced (determined without regard to any Advances), the amount, if any, by which (i) the additional Interest (calculated without taking into account any Breakage Indemnity) which would have accrued on the
                        ------------------
reductions of such principal amount during such Interest Period (as so computed) if such reductions had remained as Interest, exceeds (ii) the income, if any, received by the Securitization Lender or the applicable Liquidity Provider from the investment by such Person of the proceeds of such reductions of principal (which investment the Securitization Lender and the Liquidity Providers will use reasonable efforts to make under the then applicable conditions and circumstances); provided, that, to the extent Interest
                                          --------
is calculated using (i) the CP Rate, no Breakage Indemnity shall be payable on account of a reduction in the principal amount of Advances where (a) the amount of such reduction does not exceed $7,500,000 or (b) the Servicer or the Borrower has provided not less than two Business Days' notice thereof to the Agent, indicating the date and amount of such reduction or (ii) the Alternate Base Rate, no Breakage Indemnity shall be payable on account of a reduction in the principal amount of Advances.

          "Business Day" means any day other than a Saturday, Sunday or public
           ------------
holiday or the equivalent for banks in New York City or San Francisco, California, provided, however, if the term "Business Day" is used in connection
            --------  -------
with the LIBO Rate, "Business Day" means a LIBO Business Day.

          "California Lease" means a Lease having the State of California as the
           ----------------
Obligor thereon.

          "Capital" means, at any time, the sum of all outstanding Advances at
           -------
such time.

          "Carrying Costs" means Interest, Program Fees, Servicer Fees,
           --------------
Collateral Custodian Fees (to the extent not included in the Servicer Fee), Liquidity Fees, Breakage Indemnity and Other Fees.

          "Carrying Cost Payment Date" means, with respect to each Interest
           --------------------------
Period (a) the second Business Day following the last day of such Interest Period if the Applicable Interest Rate for such Interest Period is determined by reference to the CP Rate and (b) the last day of such Interest Period if the Applicable Interest Rate for such Interest Period is determined by reference to the LIBO Rate or the Alternate Base Rate.

          "Citibank" means Citibank, N.A., a national banking association.
           --------

          "CNAI" means Citicorp North America, Inc., a Delaware corporation.
           ----

          "Collateral Custodian" means the Person appointed from time to time as
           --------------------
Collateral Custodian by the Agent pursuant to Section 6.10.
                                              ------------

          "Collateral Custodian Fee" means that portion of the Servicer Fee
           ------------------------
which is allocated for the account of the Collateral Custodian as compensation for its duties hereunder in the event that the Collateral Custodian is not the Servicer, as the

Borrower, the Servicer, the Agent and the Collateral Custodian may from time to time agree.

          "Collection Date" means the date following the Termination Date on
           ---------------
which the Agent shall have received, on behalf of itself and the Securitization Lender, all accrued Interest, the principal amount of each Advance and all other amounts payable to the Agent and the Securitization Lender pursuant to this Agreement or any other agreement executed pursuant hereto.

          "Collections" means, with respect to any Pledged Lease Receivable, all
           -----------
cash collections and other cash proceeds of such Pledged Lease Receivable, including, without limitation, Remarketing Proceeds (subject to the terms of
Section 6.11 hereof), all cash proceeds of Related Security with respect to such
------------
Pledged Lease Receivable, all charges for late payment, and shall also include any amounts earned as a result of the investment of the Collections held by the Agent pursuant to Section 6.05 or in the Transaction Collection Account.
                  ------------

          "Committed Lenders" means the financial institutions party to the
           -----------------
Parallel Loan Commitment as "Securitization Lenders."

          "Computer Software" means any computer program, in whatever medium it
           -----------------
exists or is delivered (including, without limitation, by means of electronic trnasmission), which contains sets of statements or instructions to be used directly or indirectly in a computer in order to bring about a certain result (or any computer program defined as such under The Copyright Act, 17 U.S.C.A. /s/101 (West 1991)).

          "Computer Software Note" means a Lease pursuant to which the Borrower
           ----------------------
has extended financing to an Obligor for the purpose of purchasing Computer Software.

          "Concentration" means, for any Obligor and its Affiliated Obligors at
           -------------
any time, a ratio calculated by dividing (i) the sum of the Outstanding Balances
                                --------
of all Eligible Lease Receivables owing by such Obligor and its Affiliated Obligors by (ii) the Aggregate Outstanding Balance at such time.
         --

          "Contribution Agreement" means that certain Contribution Agreement of
           ----------------------
even date herewith between the Originator and the Borrower, as such agreement may be amended, supplemented or modified from time to time.

          "Contribution Agreement Rights" means all right, title and interest of
           -----------------------------
the Borrower in, to and under the Contribution Agreement, including, without limitation, all obligations due and to become due to the Borrower from the Originator under or in connection therewith, whether as Lease Receivables or fees, expenses, costs, indemnities, insurance recoveries, damages for breach or otherwise, and all rights, remedies, powers, privileges and claims of the Borrower against the Originator under or with respect to the Contribution Agreement.

          "CP Rate" shall mean, for any Interest Period, the per annum rate
           -------
equal to the weighted average of the per annum rates paid or payable by the Securitization Lender from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of the promissory notes issued by the Securitization Lender that are allocated, in whole or in part, by the Agent (on behalf of the Securitization Lender) to fund or maintain the Advances during such Interest Period, as determined by the Agent (on behalf of the Securitization Lender) and reported to the Borrower and the Servicer, which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Agent (on behalf of the Securitization Lender); provided, however, that if any component of such
                               --------  -------
rate is a discount rate, in calculating the "CP Rate" for such Interest Period,
                                             -------
the Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

          "Credit and Collection Policy" means those credit and collection
           ----------------------------
policies and practices relating to Leases, Lease Receivables and Obligors described in Exhibit C, as modified in compliance with Section 5.03(c).
             ---------                                 ---------------

          "Dealer Fees" means a fee, payable in arrears on each Carrying Cost
           -----------
Payment Date to the Agent for the account of the Securitization Lender, equal to the product of (i) the average daily amount of outstanding Advances with respect to which the Applicable Interest Rate is the CP Rate and (ii) the per annum rate of 0.05%.

          "Deemed Defaulted Lease Receivable" means a Pledged Lease Receivable
           ---------------------------------
at any time which would otherwise have any Periodic Installment of Rent past due for more than 90 days but which (i) has been rewritten or restructured for credit reasons or (ii) has been repurchased from the Borrower by the Originator (and was otherwise an Eligible Lease Receivable on the date acquired by the Borrower from the Originator).

          "Default Ratio" means, for any month, a fraction (expressed as a
           -------------
percentage) determined as of the last day of such month equal to (a) four times
                                                                          -----
the aggregate Outstanding Balance of all Eligible Lease Receivables which became Defaulted Lease Receivables or Deemed Defaulted Lease Receivables during such month and each of the preceding two calendar months (net of the aggregate recoveries with respect to Defaulted Lease Receivables during such three-month period) divided by (b) the average of the Average
                                ----------
Aggregate Outstanding Balance of all Eligible Lease Receivables for such month and each of the preceding two calendar months.

          "Defaulted Lease Receivable" means a Pledged Lease Receivable at any
           --------------------------
time: (i) which arises under a Lease with respect to which any Periodic Installment of Rent thereunder remains unpaid for more than one hundred and twenty (120) days from the original due date for such payment (regardless of whether such Lease Receivable becomes current at some future date), (ii) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.01(e), (iii) as to which foreclosure
                         ---------------
proceedings have been initiated and are continuing, or (iv) which, consistent with the Credit and Collection Policy, has been or should be written off as uncollectible, provided, however, with respect to any Obligor, if the sum of the
               --------  -------
Outstanding Balances of all Defaulted Lease Receivables of such Obligor exceed ten percent (10%) of the sum of the Outstanding Balances of all Pledged Lease Receivables of such Obligor (including such Defaulted Lease Receivables), then all of the Pledged Lease Receivables of such Obligor shall be deemed to be Defaulted Lease Receivables for purposes of this Agreement.

          "Delinquency Ratio" means, for any month, a fraction (expressed as a
           -----------------
percentage) determined as of the last day of such month equal to (a) the average of the aggregate Outstanding Balance of all Eligible Lease Receivables which were Delinquent Lease Receivables on the last day of such month and each of the preceding two calendar months divided by (b) the average of the Average
                              ----------
Aggregate Outstanding Balance of all Eligible Lease Receivables for such month and each of the preceding two calendar months.

          "Delinquent Lease Receivable" means a Pledged Lease Receivable that is
           ---------------------------
not a Defaulted Lease Receivable and (i) as to which any Periodic Installment of Rent remains unpaid for more than 60 days from the original due date for such payment (such delinquency to be measured as of the last day of each month, regardless of whether or not such Lease Receivable has been repurchased by the Originator pursuant to Section 3.02 of the Contribution Agreement) or (ii) which, consistent with the Credit and Collection Policy, has been or should be classified as delinquent, provided, however, with respect to any Obligor, if the
                          --------  -------
sum of the Outstanding Balances of all Delinquent Lease Receivables of such Obligor exceed ten percent (10%) of the sum of the Outstanding Balances of all Pledged Lease Receivables (including such Delinquent Lease Receivables) of such Obligor, then all of the Pledged Lease Receivables of such Obligor shall be deemed to be Delinquent Lease Receivables for purposes of this Agreement.

          "Designated Officer" means the chief executive officer, the chief
           ------------------
financial officer, the treasurer or controller or the Borrower or the Servicer, as applicable.

          "Dynamic Credit Enhancement Percentage" means a fraction (expressed as
           -------------------------------------
a percentage) equal to:

          (A x B x C) + D

where:

          A =         the Default Ratio at such time;
          B =         the Weighted Average Remaining Term at such time
                      (expressed in years);
          C =         2.5; and

          D = the sum of (1) the lesser of 1.5% and the Concentration of the Obligor with the highest Concentration whose long-term senior unsecured indebtedness is not then rated by S&P or Moody's, (2) the lesser of 1.5% and the Concentration of the Obligor with the second highest Concentration whose long-term senior unsecured indebtedness is not then rated by S&P or Moody's, (3) the lesser of 1.5% and Concentration of the Obligor with the third highest Concentration whose long-term senior unsecured indebtedness is not then rated by S&P or Moody's, and (4) the lesser of 1.5% and the Concentration of the Obligor with the fourth highest Concentration whose long-term senior unsecured indebtedness is not then rated by S&P or Moody's.

          "Eligible Institution" means Wells Fargo Bank, National Association or
           --------------------
a financial institution, the short term unsecured senior indebtedness of which is rated at least A-1 by S&P and P-1 by Moody's.

          "Eligible Lease Receivable" means, at any time, a Lease Receivable:
           -------------------------

          (i) the Obligor of which is a United States resident or, in the case of a California Lease, the Obligor of which is the State of California;

          (ii) which (A) is not a Defaulted Lease Receivable and has not been a Defaulted Lease Receivable during the prior twelve (12) months or (B) on the date of the Advance with respect thereto, has no Periodic Installment of Rent remaining unpaid for more than 30 days from the original due date for such payment;

          (iii) which, on the date of the initial Advance with respect thereto, is due and payable in full no more than sixty (60) months following such date;

          (iv) which, upon becoming a Pledged Lease Receivable, will not cause the weighted average remaining maturity to exceed 40 months;

          (v) which is denominated and payable only in United States dollars within the United States and the Equipment related thereto is located in the United States, other than with respect to Equipment the location of which cannot be tracked, provided, that the sum of the Outstanding Balances
                              --------
     of Lease Receivables relating to such untracked Equipment does not exceed 5% of the Aggregate Outstanding Balance;

          (vi) which, together with the Lease related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which neither the Originator nor the Borrower is in violation of any such law, rule or regulation applicable to such Lease Receivable the effect of which would have a material adverse effect on the Securitization Lender's rights hereunder with respect to such Lease Receivable;

          (vii) which is freely assignable and does not require the consent, authorization, approval or notice to the Obligor thereof (except for such consents, authorizations, approvals or notices which have already been obtained or will be obtained within 30 days after the related Advance is made hereunder) in connection with the conveyance of the related Leases, the Related Security and the Collections from the Originator to the Borrower and from the Borrower to the Securitization Lender;

          (viii) which satisfies all applicable requirements of the Credit and Collection Policy;

          (ix) the Obligor of which is not an Affiliate of any of the parties hereto; and

          (x) which, if included as an Eligible Lease Receivable, would not cause the sum of the Outstanding Balances of all Finance Leases to exceed an amount equal to 5.0% of the Aggregate Outstanding Balance;

          (xi) which, if included as an Eligible Lease Receivable, would not cause the sum of the Outstanding

     Balances of all Computer Software Notes to exceed an amount equal to 5.0% of the Aggregate Outstanding Balance;

          (xii) the Obligor of which is included in one of the A, B+, B, C or D credit ratings categories used by the Originator, or is a direct or indirect Subsidiary of a Person that is included in either the A or B+ ratings category;

          (xiii) which, if included as an Eligible Lease Receivable, would not cause the sum of the Outstanding Balances of Eligible Lease Receivables in each of the following credit ratings categories used by the Originator to exceed the percentage of the Aggregate Outstanding Balance set forth opposite such ratings category:


                Ratings Category               Maximum Percentage
                ----------------               ------------------
                  all non-A/B+                       70.0%
                      B                              70.0%
                      C                              20.0%
                      D                               3.5%

          (xiv) which, if included as an Eligible Lease Receivable, would not cause the sum of the Outstanding Balances of Eligible Lease Receivables which arise under California Leases to exceed 5% of the Aggregate Outstanding Balance;

          (xv) which arises under a Lease:

               (A) which provides that all Periodic Installments of Rent are payable in monthly or quarterly installments and the first such payment thereon has been made;

               (B) which has been duly authorized, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Lease enforceable against such Obligor in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, regardless of whether considered in a proceeding at equity or at law (the exceptions under (i) and (ii) above are collectively referred to herein as the "Enforceability Exceptions");

               (C) which, except for any Computer Software Note, is "chattel paper" within the meaning of the UCC of all applicable jurisdictions, the original counterpart of which that constitutes chattel paper is contained in files stamped to indicate that the Leases in such files have been pledged to the Securitization Lender;

               (D) which constitutes a Finance Lease, a True Lease or a Computer Software Note and the Obligor UCC Filing Requirement has been satisfied with respect thereto;

               (E) if a True Lease, good and marketable title to all Equipment related thereto has been transferred to the Borrower, free and clear of any Adverse Claim which would reasonably be expected to prevent the Borrower from granting a security interest in such Equipment to the Agent for the benefit of the Securitization Lender hereunder, which security interest will be a first priority security interest in the Equipment located in the Filing Locations;

               (F) with respect to which the related Equipment is information processing or communication equipment;

               (G) as of the date of the Advance with respect thereto, (1) there was no default, breach, violation or event permitting acceleration under the terms of the Lease, and (2) no event had occurred and was continuing that, with notice, the lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Lease;

               (H) which was originated by the Originator or was purchased by the Originator in the ordinary course of its business in a manner which satisfies the underwriting practices set forth in the Credit and Collection Policy;

               (I) which constitutes a "hell or high-water" obligation of the Obligor (unless such Lease is a California Lease or Technology Refresh Lease) and requires the Obligor to make all payments of Periodic Installments of Rent thereunder, in each case, to the extent included in the calculation of the Outstanding Balance thereof regardless of the condition of the Equipment to which such Lease relates;

               (J) which has not been amended, altered or modified for negative credit reasons or in any other way which would individually or in the aggregate materially adversely affect the Originator's rights thereunder or would prohibit payment by the Obligor to the Securitization Lender, and no material provision of which has been waived except in writing, copies of all of which writings are attached to such Lease;

               (K) which has not been satisfied, released, canceled, subordinated or rescinded, nor has any instrument been executed by the Originator which would effect any such satisfaction, release, cancellation, subordination or rescission;

               (L) which is not subject to any right of rescission, setoff, recoupment, counterclaim or defense (other than the Obligor's right of quiet enjoyment), whether arising out of transactions concerning such Lease or otherwise, and no such right has been asserted in writing by any person with respect thereto, the effect of which would materially adversely affect the Agent's or the Securitization Lender's rights hereunder with respect to such Lease Receivable;

               (M) with respect to which all consents, licenses, approvals and authorizations of any governmental agencies or authorities required to be obtained in connection with the conveyance of the Leases, the Pledged Lease Receivables, the Related Security and the Collections from the Originator to the Borrower and from the Borrower to the Securitization Lender have been obtained, except where the failure to obtain them would not materially adversely affect the Agent's or the Securitization Lender's rights hereunder with respect to such Lease Receivable;

               (N) which, if arising under a Lease of Equipment, such Lease requires the Obligor to maintain the Equipment in good and workable order and provides that, in the event of any loss, damage or destruction of the Equipment covered by or the subject of such Lease, the Obligor will replace such Equipment with the same-or-better model Equipment in same-or-better configuration or the Borrower will receive from an insurer or from the Obligor as self-insurer, an amount not less than the Outstanding Balance of the Lease Receivable;

               (O) with respect to which, together with the related Pledged Assets, all taxes, assessments, fines, fees and other liabilities have been paid when due, and all filings in respect of any such taxes, assessments, fines, fees and other liabilities have been timely made (or if such taxes, fines, fees and other liabilities have not been paid when due, or such filings have not been timely filed, all penalties or other similar payments related thereto have been paid);

               (P) which has an Outstanding Balance of at least $10,000;

               (Q) which does not contractually provide for a final Periodic Installment of Rent in excess of 5.0% of the original purchase price of the related Equipment;

               (R) which does not relate to an equipment upgrade unless such equipment upgrade is set forth in an additional schedule;

               (S) good and marketable title to which (including a 100% first priority ownership interest in all Pledged Lease Receivables thereunder, all Related Security and Collections with respect thereto) has been conveyed by the Originator to the Borrower and for which all UCC filings necessary to perfect the Borrower's ownership interest in such Lease and the Related Lease Receivables has been accomplished and a valid and perfected first-priority security interest to which has been granted by the Borrower to the Agent for the benefit of the Securitization Lender, free and clear of any Adverse Claim;

               (T) each Obligor of which has all the legal capacity, power and right required for it to enter into the related Lease and any supplemental agreements and to perform its obligations thereunder;

               (U) which contains enforceable provisions sufficient to enable the Originator (or its assigns, including the Borrower and the Securitization Lender) to realize against the Equipment related thereto, subject to the Enforceability Exceptions;

               (V) if a purchase option or early termination option (other than pursuant to the exercise of a Technology Refresh Option) exists with respect to the related Lease, the payment required in connection with the exercise of such purchase option or early termination option is in an amount sufficient to recover the Outstanding Balance;

               (W) which does not constitute a "consumer lease" within the meaning of Article 2A of the UCC in any jurisdiction where such
          Article 2A has been adopted and governs the construction thereof; and

               (X) which has a minimum internal rate of return equal to or greater than the Lease Discount Rate applicable to the related Pledged Lease Receivable at that time.

          "Eligible Lease Receivables Balance" means, at any time, the sum of
           ----------------------------------
the remaining Periodic Installments of Rent on all Eligible Lease Receivables.

          "Enforceability Exceptions" has the meaning assigned to that term in
           -------------------------
clause (xv)(B) of the definition of "Eligible Lease Receivable".

          "Equipment" means any equipment or computer software leased or
           ---------
financed by the Borrower (as assignee of the Originator or otherwise), together with all additions, replacements, substitutions, parts, repairs, accessories, accessions or attachments thereto.

          "ERISA" means the U.S. Employee Retirement Income Security Act of
           -----
1974, as amended from time to time, and any successor statute.

          "ERISA Affiliate" means, with respect to any Person, any (i)
           ---------------
corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as such Person; (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with such Person or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as such Person, any corporation described in clause (i) above or any partnership or other trade or business described in clause (ii) above.

          "Eurocurrency Liabilities" has the meaning assigned to that term in
           ------------------------
Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Reserve Percentage" for any Interest Period means the
           -----------------------------
reserve percentage applicable to Citibank during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

          "Event of Termination" has the meaning assigned to that term in
           --------------------
Section 7.01.
------------

          "Facility Documents" shall mean collectively, this Agreement, the
           ------------------
Contribution Agreement, the Asset Purchase

Agreement, the Parallel Loan Commitment, and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

          "Facility Limit" means at any time $100,000,000, as such amount may be
           --------------
reduced pursuant to Section 2.04; provided, however, that at all times on and
                    ------------  --------  -------
after the Termination Date, the "Facility Limit" shall mean the aggregate
                                 --------------
outstanding principal of the Advances.


          "Federal Funds Rate" means, for any day, a fluctuating interest rate
           ------------------
per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by Citibank from three Federal funds brokers of recognized standing selected by it.

          "Filing Locations" means those States (and any subdivisions thereof,
           ----------------
as required by the laws of such State) where Equipment representing not less than ninety percent (90%) of the Aggregate Original Equipment Cost is located.

          "Finance Lease" means a Lease whereby the Originator has, for purposes
           -------------
of applicable state commercial law, made a loan to the Obligor, which loan is secured by the Obligor's ownership interest in the related Equipment, and the lease or installment payments thereon represent repayment on such loan.

          "Indebtedness" of any Person means (i) indebtedness of such Person for
           ------------
borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as lessee or payor under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (vi) obligations of such Person in connection with any letter of credit issued for the account of such Person and
(vii) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) above.

          "Interest" means, for any Interest Period, the product of:
           --------

                                  AR x C x ED
                                           --
                                           360

where:

     C   =  the average daily outstanding Capital during Interest Period.

     AR = the weighted average daily Applicable Interest Rate for such Interest Period.

     ED  =  the actual number of days elapsed during such Interest Period.


provided, however that (i) no provision of this Agreement shall require the
--------  -------
payment or permit the collection of Interest in excess of the maximum permitted by applicable law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

          "Interest Period" means, initially, the period beginning on the date
           ---------------
of the initial Advance hereunder and ending on the last day of the month in which the initial Advance occurs and, thereafter, shall mean the period beginning on the day following the last day of the immediately preceding Interest Period and ending on the earlier of (i) the last day of the month next succeeding such immediately preceding Interest Period and (ii) the Termination Date; provided, however, if the last day of any such month is not a Business Day
      --------  -------
and the Applicable Interest Rate for such Interest Period is determined by reference to the LIBO Rate, such Interest Period shall end on the immediately preceding Business Day. Notwithstanding the foregoing, each Interest Period to occur following the Termination Date shall be a duration selected by the Agent.

          "Interest Rate Hedges" means interest rate exchange, collar, cap, swap
           --------------------
or similar agreements entered into by the Borrower in connection herewith to provide protection to, or minimize the impact upon, the Borrower of increasing Applicable Interest Rates.

          "Interest Rate Hedge Assignment Acknowledgment" means an
           ---------------------------------------------
acknowledgment in substantially the form of Exhibit D executed by a counterparty
                                            ---------
to an Interest Rate Hedge (if other than Citibank, N.A.) in favor of the Agent.

          "Interest Rate Hedge Support Letter" means that certain letter
           ----------------------------------
agreement between LSI and Corporate Receivables Corporation pursuant to which LSI supports any shortfalls resulting from "true-ups" in connection with the Interest Rate Hedges.

          "IRC" means the Internal Revenue Code of 1986, as amended from time to
           ---
time, and any successor statute.

          "IRS" means the Internal Revenue Service of the United States of
           ---
America.

          "LSI" means Leasing Solutions, Inc., a California corporation.
           ---

          "Late Charges" means amounts due under a Lease as fees or charges for
           ------------
late payments under such Lease.

          "Lease" means a contract in the form of a lease, installment sales
           -----
contract, unsecured promissory note, promissory note/security agreement or other similar type of chattel paper pursuant to which the Borrower (as assignee of the Originator or otherwise) leases Equipment to or finances the acquisition of Equipment by an Obligor or finances the acquisition of Computer Software by an Obligor.

          "Lease Discount Rate" means, with respect to any Pledged Lease
           -------------------
Receivable at any time, a discount rate equal to the sum of (a) the interest rate per annum the Borrower is obligated to pay under the Interest Rate Hedge applicable to such Pledged Lease Receivable, plus (b) the Aggregate Fee Rate in effect at the time of the Advance with respect thereto.

          "Lease Receivable" means, with respect to any Lease at any time, any
           ----------------
Periodic Installment of Rent then or thereafter payable by the Obligor under such Lease, or any supplemental or additional payment, if any, required by the terms of such Lease with respect to insurance, maintenance, ancillary products and services and other specific charges, excluding any such payments or charges which constitute sales or use taxes, personal property taxes, or the price for a purchase option.

          "Lease Termination Payment" means a payment made by an Obligor under a
           -------------------------
Lease upon the early termination of such Lease.

          "LIBO Business Day" means a day of the year on which dealings are
           -----------------
carried on in the London interbank market and banks are open for business in London and are not required or authorized to close in New York City or San Francisco, California .

          "LIBO Rate" for any Interest Period means the rate of interest per
           ---------
annum at which deposits in U.S. Dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal or comparable to the then outstanding Advances and for a period equal to such Interest Period.

          "Liquidity Fee" means a fee payable in arrears to the Agent for the
           -------------
account of the "Securitization Lenders" (as defined in the Parallel Loan Commitment) equal to the product of (i) the average daily difference between (A) the amount of the "Facility Limit" (as defined in the Parallel Loan Commitment) and (B) the aggregate outstanding "Advances" under the Parallel Loan Commitment and (ii) the per annum rate of 0.25%.

          "Liquidity Provider" means any of the financial institutions from time
           ------------------
to time party to any Asset Purchase Agreement.

          "LSI Collection Account" means the account maintained in the name of
           ----------------------
Leasing Solutions Receivables, Inc. (a special purpose subsidiary of LSI) at Wells Fargo Bank, National Association for the purpose of receiving Collections and collections of other Leases originated or acquired by the Originator whether retained by the Originator or sold or otherwise transferred pursuant to other securitization or non-recourse loan transactions.

          "Material Adverse Effect" means, with respect to any event, occurrence
           -----------------------
or omission, a materially adverse effect upon (i) the interests hereunder of the Agent or of the Securitization Lender in the Pledged Assets, or (ii) the ability of the Borrower or the Servicer to consummate the transactions contemplated by this Agreement and the other Facility Documents, or to perform their respective obligations hereunder or under the other Facility Documents.

          "Moody's" means Moody's Investors Service, Inc. and its successors.
           -------

          "Multiemployer Plan" means, with respect to any Person, a
           ------------------
"multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either such Person or any ERISA Affiliate of such Person.

          "Net Receivable Balance" means, at any time, the sum of the
           ----------------------
Outstanding Balances of all Eligible Lease Receivables at such time reduced by the amount of the Overconcentration Reserve at such time.

          "Note" means that promissory note described as such in Section 2.02(b)
           ----                                                  ---------------
hereof.

          "Notice of Borrowing" means a written notice, in substantially the
           -------------------
form of Exhibit E, delivered by the Borrower to the Agent for the Securitization
        ---------
Lender and requesting an Advance pursuant to Sections 2.01 and 2.02.
                                             -------------     ----

          "Obligations" means all present and future indebtedness and other
           -----------
liabilities and obligations of the Borrower to the Securitization Lender and/or any other Person, arising under or in connection with this Agreement and the other documents or the transactions contemplated thereby, and shall include, without limitation, all liability for principal of the Advances, Interest, fees, expense reimbursements, indemnifications, and other amounts due or to become due under this Agreement.

          "Obligor" means a Person obligated to make payments on a Pledged Lease
           -------
Receivable pursuant to a Lease.

          "Obligor UCC Filing Requirement" means, with respect to any Lease
           ------------------------------
(other than a Computer Software Note), that the Originator has obtained appropriate UCC financing statements (Form UCC-1) executed by the Obligor of such Lease which UCC financing statements have been filed in all applicable jurisdictions, so that, if such Lease is a Finance Lease, the Originator would reasonably be expected to have a first priority perfected security interest in the Equipment subject to such Lease.

          "Originator" means LSI.
           ----------

          "Other Fees" means fees payable by the Borrower to the Securitization
           ----------
Lender (i) on each Carrying Cost Payment Date equal to the product of the average daily outstanding balance of the Advances during the immediately preceding month multiplied by a rate per annum equal to 0.03% or such other rate
                -------------
as established by the Securitization Lender from time to time, and (ii) other amounts owed by the Borrower hereunder pursuant to Sections 2.09, 2.10, 2.11,
                                                   -------------  ----  ----
2.12, 9.01 and 10.06.
----  ----     -----

          "Outstanding Balance" means, with respect to any Lease Receivable, an
           -------------------
amount equal to the present value of the Periodic Installment of Rent relating to such Lease Receivable, determined by discounting on a monthly basis (assuming a calendar year consisting of twelve thirty-day months) such Periodic Installment of Rent from the end of the calendar month in which such Periodic Installment of Rent is due, at a rate equal to the Lease Discount Rate with respect thereto. Notwithstanding anything to the contrary contained in this Agreement, if any Periodic Installment of Rent was not paid when due and if such payment remains unpaid at the time the Outstanding Balance of the related Lease Receivable is calculated for any purpose, then the "Outstanding Balance" of such
                                                    -------------------
Lease Receivable shall include such unpaid payment.

          "Overconcentration Reserve" means, at any time, an amount equal to the
           -------------------------
sum of:

          (a) subject to the limitation set forth in clause (d) below, for each Obligor rated or shadow-rated A- or higher by S&P or A3 or higher by Moody's, the amount by which the sum of the Outstanding Balances of Pledged Lease Receivables of such Obligor exceeds 12.0% of the sum of the Outstanding Balances of all Pledged Lease Receivables;

          (b) subject to the limitation set forth in clause (d) below, for each Obligor rated or shadow-rated BBB+ through BBB- by S&P or Baa1 through Baa3 by Moody's, the amount by which the sum of the Outstanding Balances of Pledged Lease Receivables of such Obligor exceeds 6.0% of the sum of the Outstanding Balances of all Pledged Lease Receivables;

          (c)  subject to the limitation set forth in clause (d) below

               (i)  for each of the four Obligors (other than Ernst & Young U.S.
          LLP) having the highest Concentrations among those Obligors rated or shadow-rated below BBB- by S&P and below Baa3 by Moody's or is not rated by S&P or Moody's, the amount by which the sum of the Outstanding Balances of Pledged Lease Receivables of such four Obligors exceeds 13.0% of the sum of the Outstanding Balances of all Pledged Lease Receivables; and

               (ii) for each of the three Obligors (including Ernst & Young U.S.
          LLP) having the highest Concentrations among those Obligors rated or shadow-rated below BBB-by S&P and below Baa3 by Moody's or is not rated by S&P or Moody's, the amount by which the sum of the Outstanding Balances of Pledged Lease Receivables of such three Obligors exceeds 13.0% of the sum of the Outstanding Balances of all Pledged Lease Receivables;

          (d) for each Obligor, the amount by which (i) the sum of the Outstanding Balances of all Eligible Lease Receivables of such Obligor exceeds (ii) 4.7% (or such higher special concentration percentage for certain Obligors approved by the Agent in writing) of the sum the Outstanding Balances of all Pledged Lease Receivables;

          (e) for each Obligor that is in a particular industry (as determined pursuant to industry classifications customarily used by the Rating Agencies), the amount by which (i) the sum of the Outstanding Balances of all Eligible Lease Receivables of all such Obligors (excluding, for each such Obligor, any excess portions thereof determined under clauses (a)
                                                                -----------
     through (d) above) exceeds (ii) 20.0% of the sum of the Outstanding
             ---
     Balances of all Lease Receivables;

          (f) for the State of California, the amount by which the sum of the Outstanding Balances of all Pledged Lease

     Receivables of all such Obligors having a billing address in California (excluding, for each such Obligor, any excess portions thereof determined under clauses (a) through (d) above) exceeds 25.0% of the sum of the
           -----------         ---
     Outstanding Balances for all Lease Receivables; and

          (g) for each State of the United States (other than the State of California), the amount by which the aggregate Outstanding Balance of all Pledged Lease Receivables of all such Obligors having a billing address in such State (excluding, for each such Obligor, any excess portions thereof determined under clauses (a) through (d) above) exceeds 20.0% of the
                      -----------         ---
     aggregate Outstanding Balance for all Lease Receivables.

          "Parallel Loan Commitment" means the Lease Receivables Credit
           ------------------------
Agreement of even date herewith among the Borrower, the Servicer, the Committed Lenders and CNAI as agent.

          "Periodic Installments of Rent" means, with respect to any Lease, the
           -----------------------------
aggregate amount of rent installments payable by the Obligor under such Lease, excluding however, (i) all interim rents and (ii) all supplemental or additional payments, if any, required by the terms of such Lease with respect to sales and use taxes, personal property taxes, insurance, maintenance, purchase option payments, ancillary products and services and other specific charges.

          "Permitted Encumbrance" means any of the following:
           ---------------------

          (a)  liens, charges or other encumbrances for taxes and assessments
     (i) which are not yet due and payable or (ii) the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower or Originator, as applicable, is maintaining adequate reserves in accordance with generally accepted accounting principles;

          (b) liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Borrower and/or the Originator shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

          (c) liens, charges or other encumbrances or priority claims incidental to the conduct of business or the ownership of properties and assets (including mechanics', carriers', repairers', warehousemen's and attorneys' liens and statutory landlords' liens) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in
                                             --------
     each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings the effect of which is to stay the enforcement of any such lien, charge or encumbrance;

          (d) liens, charges or encumbrances in favor of the Securitization Lender, any Liquidity Provider or the Agent;

          (e) with respect to Equipment, the interest of an Obligor in such Equipment under the related Lease;

          (f) imperfections in title not material in amount and which, individually or in the aggregate, do not materially interfere with the rights hereunder of the Securitization Lender or the Agent in the Pledged Assets; and

          (g) the rights of any third party broker or originator of a Lease to receive the residual value of the related Equipment following the payment in full of the Lease Receivable arising under such Lease.

          "Permitted Investments" shall mean:
           ---------------------

           (a) direct obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, if such obligations are backed by the full faith and credit of the United States;

          (b) federal funds, certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company organized under the laws of the United States or any state and subject to authorities; provided, that the short-term
                                              --------
     obligations of such depository institution or trust company are rated in one of the two highest available rating categories by the Rating Agencies;

          (c) commercial paper (having original maturities of not more than 30 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of the acquisition are rated A1 or better by S&P and P1 by Moody's; and

          (d) securities of money market funds rated Aam or better by S&P and Aa or better by Moody's.

          "Permitted Securitization" means any transaction pursuant to which the
           ------------------------
Borrower sells or pledges lease receivables (a) to CNAI or any Affiliate thereof, including a pledge by the Borrower of Ernst & Young lease receivables to CXC Incorporated, or (b) to any other Person (other than CNAI or its Affiliates) which, in the case of this clause (b), in the Agent's sole determination reasonably made, does not have a material adverse effect on Corporate Receivables Corporation, the Pledged Assets hereunder, or the security interest granted to the Agent hereunder for the benefit of the Securitization Lender and its successors and assigns.

          "Permitted Subservicer" means (i) Electronic Data Systems Corporation,
           ---------------------
(ii) Leasetec Corporation and (iii) any other Person approved in writing by the Agent from time to time (which approval shall not be unreasonably withheld).

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

          "Plan" means, with respect to any Person, an employee benefit plan
           ----
defined in Section 3(3) of ERISA in respect of which such Person or any ERISA Affiliate of such Person is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

          "Pledged Assets" means, at any time, all then outstanding Pledged
           --------------
Lease Receivables, Related Security with respect to such Pledged Lease Receivables, Contribution Agreement Rights, payments owing to the Borrower or the Agent (as applicable) under Interest Rate Hedges covering Pledged Lease Receivables and Collections with respect to, and other proceeds of, such Pledged Lease Receivables, including, without limitation, all Collections of Pledged Lease Receivables relating to payments due thereunder at any time during the month in which such Lease Receivable became a Pledged Lease Receivable.

          "Pledged Lease Receivable" means any Lease Receivable of the Borrower
           ------------------------
against which an Advance has been made hereunder.

          "Portfolio Remarketing Proceeds" means the sum of the following with
           ------------------------------
respect to the remarketing of all equipment subject to all leases, having an original term of between 25 and 36 months, serviced by the Originator at the time of remarketing:

          (i) if such equipment is sold to the related Obligor or a third party as the result of such remarketing, the face amount of any note and/or the cash proceeds received by the Originator as the result of such sale;

          (ii) if such equipment is leased to the related Obligor or a third party pursuant to a lease for a definite term as the result of such remarketing, the sum of the present value of each Periodic Installment of Rent payable under such lease, discounted at an interest rate of either (A) seven percent (7%) per annum with respect to any equipment acquired pursuant to the vendor relationship with Teradata Corporation or (B) eleven percent (11%) per annum with respect to all other equipment, from the due date of such payment to the commencement date of such lease; and

          (iii) if such equipment is leased to the related Obligor pursuant to a month-to-month lease, the sum of the Periodic Installments of Rent which will be due in the immediately succeeding three months (such amount to be reconciled against the actual receipt of the Periodic Installments of Rent and any subsequent remarketing event).

          "Program Fee" means a fee, payable in arrears on each Carrying Cost
           -----------
Payment Date to the Agent for the account of the Securitization Lender, equal to the product of (i) the average daily amount of the outstanding Advances with respect to which the Applicable Rate is the CP Rate and (ii) the per annum rate of 0.40%.

          "Rating Agencies" means S&P and Moody's or their respective
           ---------------
successors.

          "Rating Agency Residual Factor" means 33.33%; provided, that, to the
           -----------------------------                --------
extent a different percentage is required by the Rating Agencies to achieve a shadow-rating of A/A1 by S&P and Moody's, respectively, such percentage shall be increased or decreased in accordance with the Rating Agencies' requirement upon the approval thereof by the Securitization Lender and the Agent.

          "Records" means all Leases and other documents, books, records and
           -------
other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained by Borrower with respect to Leases, the related Obligors, Equipment and Portfolio Remarketing Proceeds.

          "Related Security" means with respect to any Lease:
           ----------------

          (i) all security interests or liens and property subject thereto from time to time purporting to secure payment of the Lease Receivable arising under such Lease, whether pursuant to such Lease or otherwise;

          (ii) the assignment to the Agent, for the benefit of the Securitization Lender, of all UCC financing statements or other filings covering any collateral securing payment of the Lease Receivable arising under such Lease, provided, that the Originator and the Borrower shall not be required to file UCC-3 assignment financing statements to reflect the assignment of each such UCC financing statement filed against Obligors;

          (iii) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Lease Receivable arising under such Lease whether pursuant to such Lease or otherwise;

          (iv) all of the Borrower's right, title and interest in and to any proceeds of the sale or lease of Equipment that was repossessed from or returned by an Obligor of a Pledged Lease Receivable that was the subject of such Lease;

          (v)    all Records related to such Lease; and

          (vi)   all proceeds of the foregoing.

          "Remarketing Proceeds" means all cash proceeds from the remarketing of
           --------------------
Equipment relating to a Pledged Lease Receivable following termination of the underlying Lease, including proceeds from the resale or re-lease of such Equipment.

          "Remarketing Proceeds Cash Collateral Event" means the occurrence of
           ------------------------------------------
any of the following:

          (a) a breach of (i) the Default Ratio triggers or the Delinquency Ratio trigger specified in Section 7.01(g) or (h) or (ii) any of the
                                ---------------
     financial tests for the Originator specified in subsections (vi), (vii) or
                                                     ----------------  -----
     (viii) of Section 7.01(f) shall occur, provided, that, in the case of
     ------    ---------------
     either clause (i) or clause (ii), if such breach is thereafter cured for three consecutive months, such Remarketing Proceeds Cash Collateral Event shall be deemed to be no longer continuing;

          (b)  any of the Servicer Defaults specified in subsections (i), (iii)
                                                         ---------------  -----
     or (v) of Section 7.01(f) shall occur, or any other Servicer Default (other
        ---    ---------------
     than as specified in subsections (i), (iii) or (v) of Section 7.01(f))
                          ---------------  -----    ---    ---------------
     shall occur and, with respect to such other Servicer Defaults, LSI shall be replaced as the Servicer hereunder;

          (c) as of Settlement Date, the Actual Residual Realization Rate for the most recently ended calendar quarter is less than 33%, unless on such Settlement Date the Borrower makes the deposit to the Borrower Reserve Account contemplated in the proviso to the defined term "Applicable
                                 -------
     Residual Realization Rate";

          (d) as of the end of any calendar quarter, the Actual Residual Realization Rate is less than 28.5%; or

          (e) the Required Credit Enhancement is determined on any Settlement Date pursuant to clause (f) of the definition thereof (i.e. the floor).

          "Required Credit Enhancement" means, as of the close of business on
           ---------------------------
each Settlement Date, the greatest of the following amounts:

          (a)  the product of (i) 14.0% (provided, that, to the extent a
                                         --------
     different percentage is required by the Rating Agencies to achieve a shadow-rating of A/A1 by S&P and Moody's, respectively, such percentage shall be increased or decreased in accordance with the Rating Agencies' requirement upon the approval of the Securitization Lender and the Agent) and (ii) the Net Receivables Balance as of such date;

          (b) the largest Outstanding Balance of the Pledged Lease Receivables the Obligors of which have a long-term senior unsecured public debt rating of A- or higher by S&P and A3 or higher by Moody's minus the amount, if
                                                        -----
     any, by which such Outstanding Balance is reduced pursuant to clauses (a) or (d) of the defined term "Overconcentration Reserve";

          (c) the sum of the two largest Outstanding Balances of the Pledged Lease Receivables the Obligors of which have a long-term senior unsecured public debt rating of BBB-, BBB or BBB+ by S&P and Baa3, Baa2 or Baa1 by Moody's minus the amount, if any, by which such Outstanding Balance is
             -----
     reduced pursuant to clauses (b) or (d) of the defined term "Overconcentration Reserve";

          (d) the sum of the four largest Outstanding Balances of the Pledged Lease Receivables the Obligors of which have a long-term senior unsecured public debt rating of less than BBB- by S&P or less than Baa3 by Moody's or which do not have a senior unsecured long-term public debt rating by S&P or Moody's minus the amount, if any, by which such Outstanding Balance is reduced pursuant to clauses (c) or (d) of the defined term "Overconcentration Reserve";

          (e)  the product of (i) the Dynamic Credit Enhancement Percentage and
     (ii) the Net Receivables Balance as of such date; and

          (f) if such Settlement Date occurs on or after the Termination Date, a "floor" in an amount equal to the product of (i) 33.33% and (ii) the highest Required Credit

     Enhancement for any Settlement Date to occur prior to the Termination Date.

          "S&P" means Standard & Poor's Ratings Service, a division of The
           ---
McGraw-Hill Companies, Inc., and its successors.

          "Securitization Lender" means Corporate Receivables Corporation, a
           ---------------------
Delaware corporation, in its capacity as Securitization Lender hereunder, together with its successors and permitted assigns (other than the Liquidity Providers).

          "Servicer" means at any time the Person(s) then authorized pursuant to
           --------
Section 6.02 to service, administer, bill and collect Lease Receivables.
------------

          "Servicer Advance" has the meaning assigned to that term in Section
           ----------------                                           -------
6.05(a)(iii).
------------

          "Servicer Fee" means a fee with respect to each Interest Period,
           ------------
payable to the Agent in arrears for the account of the Servicer, equal to the product of (i) the average daily Aggregate Outstanding Balance during such Interest Period and (ii) the per annum rate of 0.50%.

          "Servicer Default" means the occurrence of any of the Events of
           ----------------
Termination specified in Section 7.01(f).
                         ---------------

          "Servicer Report" means a report, in substantially the form of Exhibit
           ---------------                                               -------
A, furnished by the Servicer to the Agent for the Securitization Lender pursuant
-
to Section 6.03.
   ------------

          "Settlement Date" means the date of the initial Advance and
           ---------------
thereafter, the 15th day of each month; provided, that if in any month such day
                                        --------
is not a Business Day, the "Settlement Date" for such month shall be the first
                            ---------------
Business Day to occur after such 15th day; provided, further, that (i) the
                                           --------  -------
Borrower may, in its discretion, by notice to the Agent, request that Settlement Dates occur more frequently than monthly and (ii) the Agent may, in its discretion following the occurrence of an Event of Termination, by notice to the Borrower, require that Settlement Dates occur more frequently than monthly (but, prior to the Termination Date, no more frequently than twice each month).

          "Stated Maturity Date" means January 21, 2000.
           --------------------

          "Subsidiary" means, as to any Person, any corporation or other entity
           ----------
of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

          "Tangible Net Worth" means, with respect to a Person, such Person's
           ------------------
total assets (exclusive of any indebtedness owed to such Person by any Affiliate of such Person) minus the sum of (i) such Person's total liabilities (exclusive of any indebtedness owned by such Person to any Affiliate of such Person), (ii) the amount, if any, of such Person's assets, including, without limitation, general intangibles which would be treated as an intangible under generally accepted accounting principles presently in effect, (iii) any write-up in the book value of any fixed asset resulting from the regulation thereof, and (iv) the amount, if any, at which any shares of stock of such Person appear as an asset on such Person's balance sheet, determined on a consolidated basis.

          "Taxes" has the meaning assigned to that term in Section 2.12(a).
           -----                                           ---------------

          "Technology Refresh Lease" means a Lease that contains an option
           ------------------------
exercisable after a specified date that permits the related Obligor to exchange all or a portion of the Equipment then subject to such Lease for new equipment. If such option is exercised, then the term of the lease is extended so that the sum of the then unexpired term of the Lease and the extension period is equal to the original term of such Lease. Each Periodic Installment of Rent under such extended Lease shall not be less than the Periodic Installment of Rent under the Lease immediately preceding the exercise of the technology refresh option.

          "Termination Date" means the earliest of (i) that Business Day which
           ----------------
the Borrower designates as the Termination Date by notice to the Agent at least fifteen Business Days prior to such Business Day, (ii) that Business Day which the Agent designates as the Termination Date by notice to the Borrower at least five Business Days prior to such Business Day, (iii) the date of the reduction of the Facility Limit to zero pursuant to Section 2.04, (iv) the declaration or
                                          ------------
automatic occurrence of the Termination Date pursuant to Section 7.01, and (v)
                                                         ------------
the Stated Maturity Date.

          "Transaction Collection Account" means the account maintained at the
           ------------------------------
Transaction Collection Account Bank into which Collections of Pledged Lease Receivables are deposited following withdrawal of such Collections from the LSI Collection Account. The use and maintenance of the Transaction Collection Account shall be governed by the terms of the Transaction Collection Account Agreement.

          "Transaction Collection Account Agreement" means that certain letter
           ----------------------------------------
agreement among the Originator, the Borrower, the Agent and the Transaction Collection Account Bank.

          "Transaction Collection Account Bank" means Wells Fargo Bank.
           -----------------------------------

          "True Lease" means a Lease which is not a Finance Lease or a Computer
           ----------
Software Note.

          "UCC" means the Uniform Commercial Code as from time to time in effect
           ---
in the specified jurisdiction.

          "Weighted Average Remaining Term" means, at any time, a term
           -------------------------------
(calculated in years) equal to:

                             { (Pn x Tn)
                              n
                             ----------
                                ELRB

where:

     {    =    The mathematical symbol for summation.  The summation is computed from 1 to n, where n is the number of remaining Periodic
               Installments of Rent which comprise all Eligible Lease
               Receivables at such time.

     Pn   =    The amount of the nth Periodic Installment of Rent which
               comprises such Eligible Lease Receivables.

     Tn   =    The remaining period, in years, from such time until the
               scheduled due date of such nth Periodic Installment of Rent.

     ELRB =    The Eligible Lease Receivables Balance at such time.

          SECTION 1.02.  Other Terms.   All accounting terms not specifically
                         -----------
defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

          SECTION 1.03.  Computation of Time Periods.  Unless otherwise stated
                         ---------------------------
in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 2.01.  Facility.  On the terms and conditions hereinafter set
                         --------
forth, the Securitization Lender may, in its sole discretion, make advances to the Borrower ("Advances") from time to time during the period from the date
               --------
hereof to the Termination Date. Under no circumstances shall the Securitization Lender make an Advance, if, after giving effect to such Advance, the aggregate outstanding principal amount of Advances hereunder would exceed (i) the Facility Limit at such time or (ii) the Borrowing Base at such time. The initial Advance shall be in a minimum amount of at least $50,000,000, and each subsequent Advance shall be in a minimum amount of at least $5,000,000. On the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Advances. Nothing in this Agreement shall be deemed to be or construed as a commitment by the Securitization Lender to make Advances at any time.

          SECTION 2.02.  Making Advances.
                         ---------------

          (a)  Advances.  Each Advance shall be made on a Settlement Date upon
               --------
delivery to the Agent of a Notice of Borrowing at least two Business Days before such Settlement Date. The Agent shall promptly thereafter notify the Borrower whether the Securitization Lender has determined to make such Advance. If the Securitization Lender declines to make a requested Advance, the Securitization Lender will, upon the request of the Borrower, unless the "Termination Date" has occurred under the Parallel Loan Commitment, assign all of the Capital outstanding hereunder to the Committed Lenders pursuant to the terms of the Parallel Loan Commitment. On the date of each Advance, the Securitization Lender shall, upon satisfaction of the applicable conditions set forth in
Article III, make available to the Agent at its address referred to in Section
-----------                                                            -------
2.07 the amount of such Advance in same day funds, and after receipt by the
----
Agent of such funds, the Agent will make such funds immediately available to the Borrower by wire transfer to the Borrower's account at Wells Fargo Bank, N.A., Account No. 4435-219514, ABA# 121-000-248.

          (b)  Note.  All of the Advances shall be evidenced by a promissory
               ----
note in the form attached hereto as Exhibit F (the "Note" appropriately
                                    ---------
completed, duly executed and delivered on behalf of the Borrower and payable to the order of the Securitization Lender. The borrowing date and principal amount of each Advance, the Applicable Interest Rate and Interest Period applicable thereto and each repayment or prepayment of principal thereof shall be recorded in the Securitization Lender's internal records and, prior to any transfer of the Note, on the grid schedule annexed, thereto, and the Borrower hereby authorizes the Securitization Lender to make sure recordation; provided,
                                                               --------
however, that the failure of the Securitization Lender to set forth any or all
-------
of such information on such schedule or any error in such schedule shall not in any manner affect the obligation of the Borrower to repay the Securitization Lender in accordance with the terms hereof and of the Note. Such updated grid schedules, or other proper records maintained by the Securitization Lender in lieu thereof, shall be presumptively correct evidence of the Advances made by the Securitization Lender to the Borrower.

          SECTION 2.03.  Transfers of Interests in Leases.  Notwithstanding
                         --------------------------------
anything to the contrary contained in this Agreement, neither the Agent, the Securitization Lender nor any Liquidity Provider shall have any affirmative obligation or liability with respect to any Pledged Lease Receivables or related Leases or any other Pledged Assets (including, without limitation, any Interest Rate Hedges), other than the obligation to observe the quiet enjoyment right of the Obligors, nor shall any of them be obligated to perform any of the affirmative obligations of the Borrower or the Originator thereunder.

          SECTION 2.04.  Termination or Reduction of the Facility Limit.  The
                         ----------------------------------------------
Borrower may, upon at least five Business Days' notice to the Agent, terminate in whole or reduce in part the unused portion of the Facility Limit; provided, however, that each partial reduction shall be in an amount equal to $1,000,000 or an integral multiple thereof.

          SECTION 2.05.  Maturity of Advances; Prepayments.  (a) The principal
                         ---------------------------------
amount of each Advance shall be due and payable in accordance with the settlement procedures described in Section 6.05.
                                   ------------

          (b)  Voluntary Prepayments.  The Borrower may, upon at least five
               ---------------------
Business Days' notice to the Agent, prepay all or any portion of any Advance hereunder; provided, however, that each partial prepayment of any Advance shall
           --------  -------
be in an amount equal to $1,000,000 or an integral multiple thereof.

          (c)  Mandatory Prepayments.  On each Settlement Date, the Borrower
               ---------------------
shall be obligated to prepay the Advances by an amount equal to the amount of any Lease Receivable which did not constitute an Eligible Lease Receivable on the date such Lease Receivable became a Pledged Lease Receivable if the effect of excluding such Lease Receivable from the Net Receivables Balance causes the Borrowing Base to be less than the amount of Capital.

          (d)  Breakage Indemnity.  In the event the Borrower makes any
               ------------------
prepayment of Advances pursuant to subsections (b) and (c) above on any date other than the last day of an Interest Period, the Borrower shall pay to the Agent, promptly following demand therefor by the Agent, any Breakage Indemnity arising as a result of such prepayment.

          SECTION 2.06.  Interest and Fees.  (a) On each Carrying Cost Payment
                         -----------------
Date, the Borrower shall pay Interest with respect to the Interest Period related to such Carrying Cost Payment Date.

          (b) On each Carrying Cost Payment Date, the Borrower shall pay to the Agent, the Program Fees, Liquidity Fees, Dealer Fees and Other Fees with respect to the Interest Period relating to such Carrying Cost Payment Date.

          SECTION 2.07.  Payments and Computations, Etc.  All amounts to be paid
                         -------------------------------
or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 4:00 P.M. (New York City time) on the day when due in lawful money of the United States of America in immediately available funds to a special account (account number 4071-9394) in the name of Agent and maintained at Citibank's office at 399 Park Avenue in New York City. The Borrower shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder (whether owing by the Borrower individually or as Servicer) at 2% per annum above the Alternate Base Rate, payable on demand; provided, however, that such interest
                                        --------  -------
rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be retained by the Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Agent of such overdue amount to the Securitization Lender or the applicable Liquidity Provider, in which case such interest accruing after such date shall be for the account of, and distributed by the Agent to the Securitization Lender or such Liquidity Provider. All computations of interest and all computations of Interest, Additional Interest, Breakage Indemnity, Liquidity Fees, Program Fees, Dealer Fees, Servicer Fees, Collateral Custodian Fees and Other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          SECTION 2.08.  Borrower Reserve Account.
                         ------------------------

          (a)  Establishment of the Borrower Reserve Account.  The Servicer, for
               ---------------------------------------------
the benefit of the Agent, the Securitization Lender hereunder and the Committed Lenders under the Parallel Loan Commitment, shall establish and maintain or cause to be established and maintained with an Eligible Institution, in the name of the Agent on behalf of the Securitization Lender, the "Borrower Reserve
                                                          ----------------
Account", bearing a designation clearly indicating that the funds deposited
-------
therein are held for the benefit of the Agent, the Securitization Lender and the Committed Lenders. The Agent, for the benefit of the Securitization Lender and the Committed Lenders, shall possess all right, title and interest in all funds on deposit from time to time in the Borrower Reserve Account and in all proceeds thereof. The Borrower Reserve Account shall be under the sole dominion and control of the Agent for the benefit of the Securitization Lender and the Committed Lenders. The taxpayer identification number associated with the Borrower Reserve Account shall be that of the Borrower and the Borrower will report for Federal, state and local income tax purposes, the income, if any, represented by the Borrower Reserve Account.

          (b)  Deposits to the Borrower Reserve Account.  On the date of the
               ----------------------------------------
initial Advance hereunder, the Borrower shall deposit an amount in the Borrower Reserve Account equal to the Borrower Reserve Account Requirement. On the date of each subsequent Advance, the Borrower shall deposit or cause to be deposited in the Borrower Reserve Account an amount such that the balance in the Borrower Reserve Account equals the Borrower Reserve Account Requirement.

          (c)  Administration of the Borrower Reserve Account.  Funds on deposit
               ----------------------------------------------
in the Borrower Reserve Account shall, at the direction of the Servicer, be caused to be invested by the Agent in Permitted Investments. Each instruction by the Servicer shall designate specific investments and shall certify that the investments so specified constitute Permitted Investments. The Agent shall not be liable for any loss incurred in connection with any investment in the Borrower Reserve Account.

          (d)  Withdrawals from Borrower Reserve Account.  (i) If on any
               -----------------------------------------
     Carrying Cost Payment Date or any Settlement Date, the Servicer shall have insufficient Collections to pay the amounts required under Section 6.05(b),
                                                                ---------------
     6.05(c) and 6.05(d), the Servicer shall be required to make a withdrawal
     -------     -------
     from the Borrower Reserve Account in an amount sufficient to pay any remaining amounts owing.

          (ii) If on any Settlement Date to occur prior to the Termination Date (after giving effect to any withdrawals from the Borrower Reserve Account on such Settlement Date), the balance in the Borrower Reserve Account exceeds the sum of (A) the Borrower Reserve Account Requirement and
     (B) the amount, if any, deposited pursuant to the proviso to the defined
                                                       -------
     term "Applicable Residual Realization Rate", the Servicer may withdraw such excess from the Borrower Reserve Account for remittance to the Borrower.

          (iii) On the Business Day succeeding the Collection Date, the Servicer, after payment of all amounts owing to the Agent and the Securitization Lender hereunder, shall withdraw from the Borrower Reserve Account all amounts on deposit therein for remittance to the Borrower.

          (e)  Borrower Reserve Account under the Parallel Loan Commitment.  The
              ------------------------------------------------------------
parties to this Agreement hereby acknowledge that the Borrower Reserve Account established pursuant to this Agreement shall be the same account established pursuant to the Parallel Loan Commitment and shall equally and ratably secure the obligations of the Borrower under this Agreement and the Parallel Loan Commitment. Nothing contained in this Agreement or the Parallel Loan Commitment shall obligate the Borrower to establish a separate account for each such agreement.

          SECTION 2.09.  Additional Interest.  To the extent Interest is
                         -------------------
calculated during any Interest Period by reference to the LIBO Rate, the Borrower shall pay to the Agent for the account of the Securitization Lender and the Liquidity Providers, so long as Citibank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Interest ("Additional Interest") on outstanding Capital
                                   -------------------
for each day during such Interest Period, at a rate per annum equal at all times to the remainder obtained by subtracting (i) the LIBO Rate for such Interest Period from (ii) the rate obtained by dividing such LIBO Rate by the percentage equal to 100% minus the Eurodollar Reserve Percentage for such Interest Period.

          SECTION 2.10.  Increased Costs.  (a) If due to either: (i) the
                         ---------------
introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation by any governmental or regulatory authority or agency of any law or regulation (other than laws or regulations relating to taxes) or (ii) the compliance by the Securitization Lender, any Liquidity Provider or CNAI with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), (1) there shall be an increase in the cost to the Securitization Lender or such Liquidity Provider of accepting, funding or maintaining any Advance hereunder, (2) there shall be a reduction in the amount receivable with regard to any Advance or (3) the Securitization Lender or such Liquidity Provider shall be required to make a payment calculated by reference to the Advances made hereunder or Interest received by it, then the Borrower shall, from time to time, upon demand by the Agent, pay the Agent for the account of the Securitization Lender or such Liquidity Provider (as a third party beneficiary, in the case of any Affected Party other than the Securitization Lender), that portion of such increased costs incurred, amounts not received or required payment made or to be made, which the Agent determines is attributable to accepting, funding and maintaining any Advance hereunder. In determining such amount, the Agent may use any reasonable averaging and attribution methods. The Securitization Lender or the applicable Liquidity Provider shall submit to the Borrower a certificate as to such increased costs incurred, amounts not received or receivable or required payment made or to be made, which certificate shall, in the absence of manifest error, be conclusive and binding for all purposes. Each of the Agent, the Securitization Lender and each Liquidity Provider agrees to use its best efforts to promptly notify the Borrower upon learning that amounts for which it is entitled to seek reimbursement under this Section 2.10 have begun to accrue.

          (b)  Prior to demand by the Lender of amounts owing under this Section
                                                                         -------
2.10, the Lender agrees that it will use its reasonable efforts to reduce or
----
eliminate any claim for compensation pursuant to said Section 2.10 including,
                                                      ------------
subject to applicable law, a change in its applicable lending office for this transaction; provided, however, that nothing herein contained shall obligate the
             --------  -------
Lender to take any action which, in the opinion of the Lender, is unlawful, otherwise adverse to its interests or results in any unreimbursed cost or expense to the Lender, which cost or expense would not have been incurred but for such action.

          SECTION 2.11.  Increased Capital.  (a) If either (i) the introduction
                         -----------------
of or any change in or in the interpretation by any governmental or regulatory authority or agency of any law or regulation or (ii) compliance by any Affected Party with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Party or such Affected Party determines that the amount of such capital is increased by or based upon the existence of the Securitization Lender's agreement, in its discretion, to make or maintain Advances hereunder and other similar agreements or facilities, then, upon demand by such Affected Party or the Agent, the Borrower shall immediately pay to such Affected Party (as a third party beneficiary, in the case of any Affected Party other than the Securitization Lender) or the Agent for the account of such Affected Party from time to time, as specified by such Affected Party or the Agent, additional amounts sufficient to compensate such Affected Party in light of such circumstances, to the extent that such Affected Party or the Agent on behalf of such Affected Party reasonably determines such increase in capital to be allocable to the existence of the Securitization Lender's agreements hereunder. A certificate as to such amounts submitted to the Borrower by such Affected Party or the Agent, shall, in the absence of manifest error, be conclusive and binding for all purposes.

          (b)  Prior to demand by any Affected Party of amounts owing under this
Section 2.11, such Affected Party agrees that it will use its reasonable efforts
------------
to reduce or eliminate any claim for compensation pursuant to said Section 2.11
                                                                   ------------
including, subject to applicable law, a change in its applicable lending office for this transaction; provided, however, that nothing herein contained shall
                      --------  -------
obligate any Affected Party to take any action which, in the opinion of the Lender, is unlawful, otherwise adverse to its interests or results in any unreimbursed cost or expense to such Affected Party, which cost or expense would not have been incurred but for such action.

          SECTION 2.12.  Taxes.  (a) Any and all payments and deposits required
                         -----
to be made hereunder or under any instrument delivered hereunder by the Borrower hereunder shall be made, in accordance with Section 2.07, free and clear of and
                                            ------------
without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of an Affected Party, net income taxes that are imposed
---------
by the United States and franchise taxes and net income taxes that are imposed on such Affected Party by the state or foreign jurisdiction under the laws of which such Affected Party is organized or in which it is otherwise doing business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower or the Servicer shall be
                            -----
required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Affected Party, (i) the Borrower shall make an additional payment to such Affected Party, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12), such Affected Party receives an amount equal
                   ------------
to the sum it would have received had no such deductions been made, (ii) the Borrower or the Servicer, as the case may be, shall make such deductions and
(iii) the Borrower or the Servicer, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower agrees to pay any present or future stamp or other documentary taxes or any other excise or property taxes charges or similar levies which arise from any payment made hereunder or under any instrument delivered hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any instrument delivered hereunder (hereinafter referred to as "Other Taxes").
                                       -----------

          (c) The Borrower will indemnify each Affected Party (as a third party beneficiary, in the case of any Affected Party other than the Securitization Lender) for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by such Affected Party and any liability
                   ------------
(including penalties, interest and expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Affected Party makes written demand therefor. A certificate as to the amount of such indemnification submitted to the Borrower by such Affected Party, setting forth the calculation thereof, shall be conclusive and binding for all purposes.

          (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment or deposit required bo be made hereunder or under any instrument delivered hereunder, the Borrower will furnish the Agent a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Agent, in either case stating that such payment is exempt from or not subject to Taxes.

          (e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the Collection Date.
     ------------

          (f)  Prior to demand by the Lender of amounts owing under this Section
                                                                         -------
2.12, the Lender agrees that it will use its reasonable efforts to reduce or
----
eliminate any claim for compensation pursuant to said Section 2.12 including,
                                                      ------------
subject to applicable law, a change in its applicable lending office for this transaction; provided, however, that nothing herein contained shall obligate the
             --------  -------
Lender to take any action which, in the opinion of the Lender, is unlawful, otherwise adverse to its interests or results in any unreimbursed cost or expense to the Lender, which cost or expense would not have been incurred but for such action.


                                  ARTICLE III

                            CONDITIONS OF ADVANCES

          SECTION 3.01.  Conditions Precedent to Initial Advance.  The initial
                         ---------------------------------------
Advance hereunder shall be subject to the condition precedent that the Agent shall have received the following, each in form and substance satisfactory to the Agent:

          (a) This Agreement, the Note and the Parallel Loan Commitment executed by each party thereto;

          (b) A copy of the resolutions of the Board of Directors of the Borrower approving this Agreement, the Contribution Agreement and the other Facility Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

          (c) The Articles of Incorporation of the Borrower certified by the Secretary of State of California;

          (d) Good Standing Certificates for the Borrower issued by the Secretary of State of California dated a date reasonably near to the date of the initial Advance;

          (e) A certificate of the Secretary or Assistant Secretary of the Borrower certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Agreement, the Contribution Agreement and the other Facility Documents to be delivered by it hereunder (on which certificate the Agent and the Securitization Lender may conclusively rely until such time as the Agent shall receive from the Borrower a revised certificate meeting the requirements of this subsection (e)) and (ii) a copy of the Borrower's by-laws;

          (f) Acknowledgment copies of the following UCC-1 Financing Statements (executed by the Originator and/or Borrower, as applicable):

          (i) A UCC-1 financing statement filed with the Secretary of State of the State of California naming the Originator, as debtor/seller, the Borrower as secured party/purchaser, the Agent, as assignee of the secured party, and the Leases and related assets transferred pursuant to the Contribution Agreement as collateral; and

          (ii) A UCC-1 financing statement filed with the Secretary of State of the State of California naming the Borrower, as debtor, the Agent, as secured party, and the Pledged Assets as collateral;

          (g)  Certified copies of Requests for Information or Copies (Form UCC-
11) (or a similar search report certified by a party acceptable to the Agent), dated a date reasonably near to the date of the initial Advance, listing all effective financing statements which name the Borrower or the Originator (under their respective present names and any previous names) as debtor and which are filed in the Office of the Secretary of State of California, together with copies of such financing statements;

          (h) The Transaction Collection Account Agreement executed by the Borrower and the Originator and acknowledged and agreed to by the Transaction Collection Account Bank together with an acknowledgment and authorization executed by CNAI, as the Agent;

          (i) The Contribution Agreement, executed by the Borrower and the Originator;

          (j) A copy of the resolutions of the Board of Directors of the Originator approving the Contribution Agreement and the other Facility Documents to be delivered by it hereunder and the transactions con templated hereby, certified by its Secretary or Assistant Secretary;

          (k) The Articles of Incorporation of the Originator certified by the Secretary of State of California;

          (l) Good Standing Certificates for the Originator issued by the Secretary of State of California dated a date reasonably near to the date of the initial Advance;

          (m) A certificate of the Secretary or Assistant Secretary of the Originator certifying (i) the names and true signatures of the officers authorized on its behalf to sign the Contribution Agreement and the other Facility Documents to be delivered by it hereunder (on which certificate the Agent and the Securitization Lender may conclusively rely until such time as the Agent shall receive from the Originator a revised certificate meeting the requirements of this subsection (m)) and (ii) a copy of the Originator's by-laws;

          (n) An opinion of Doug Neilsson, counsel for the Originator and Borrower, as to corporate matters and enforceability of the Contribution Agreement;

          (o) An opinion of Thacher Proffitt & Wood, special counsel for the Originator and Borrower, as to enforceability of the Lease Receivables Credit Agreement and related documents, true sale, non-consolidation and perfection matters; and

          (p) The Interest Rate Hedge Support Letter executed by LSI and Corporate Receivables Corporation.

          SECTION 3.02.  Conditions Precedent to All Advances.  Each Advance
                         ------------------------------------
(including the initial Advance) by the Securitization Lender to the Borrower shall be subject to the further conditions precedent that (a) on or prior to the date thereof, the Servicer shall have delivered (i) to the Agent, (1) a completed Notice of Borrowing in accordance with Section 2.02, (2) a duly
                                                 ------------
completed Servicer Report for the immediately preceding Interest Period, and (3) with respect to each Advance, evidence (which may be in the form of a representation by the Borrower) that the Borrower has entered into Interest Rate Hedges satisfying the terms of this Agreement and in a notional amount equal to such Advance (together, for any Interest Rate Hedges the counterparty of which is not Citibank, N.A., with an Interest Rate Hedge Assignment Acknowledgment duly executed by such counterparty and concurrently delivered to the Agent), and
(ii) with respect to each Advance, to the Collateral Custodian the original copy of each Lease to be pledged to the Agent; and (b) on the date of each Advance, the following statements shall be true and the Borrower by accepting the amount of each Advance shall be deemed to have certified that:

          (i)    The representations and warranties contained in Section 4.01
                                                                 ------------
     are correct on and as of such day as though made on and as of such date,

          (ii) No event has occurred and is continuing, or would result from such Advance which constitutes an Event of Termination or would constitute an Event of Termination but for the requirement that notice be given or time elapse or both,

          (iii) UCC-1 financing statements for the appropriate Filing Locations naming the Borrower, as debtor, the Agent, as secured party, and the Pledged Assets as collateral have been delivered to the Agent for filing or the Agent shall have received evidence (which may be in the form of a representation by the Borrower) that such filings have been made, and

          (iv) The Agent shall not have delivered to the Borrower a notice stating that the Securitization Lender shall not make any further Advances hereunder.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties of the Borrower.  The
                         ----------------------------------------------
Borrower represents and warrants as follows:

          (a)  Due Incorporation and Good Standing.  The Borrower is a
               -----------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of California and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified would have a Material Adverse Effect.

          (b)  Due Authorization and No Conflict.  The execution, delivery and
               ---------------------------------
performance by the Borrower of this Agreement, the Contribution Agreement and all other Facility Documents to which it is a party, and the transactions contemplated hereby and thereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action on the part of the Borrower, do not contravene (i) the Borrower's charter or by-laws, (ii) any law, rule or regulation applicable to the Borrower, (iii) any contrac tual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on the Borrower or its property or (iv) any order, writ, judgment, award, injunction or decree binding on the Borrower or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties pursuant to any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement binding on the Borrower or its properties, the contravention of which would have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and the Contribution Agreement have been duly executed and delivered on behalf of the Borrower.

          (c)  Governmental Consent.  To the Borrower's knowledge, no
               --------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement, the Contribution Agreement or any other agreement, document or instrument to be delivered by it hereunder, except for filings under the UCC.

          (d)  Enforceability of Facility Documents.  This Agreement and each
               ------------------------------------
other Facility Document to be delivered by the Borrower in connection herewith constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to the Enforceability Exceptions.

          (e)  No Litigation.  There are no actions, suits or proceedings
               -------------
pending, or to the knowledge of the Borrower threatened in writing, against the Borrower, or the property of the Borrower, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of any Facility Document or any action to be taken by the Borrower in connection therewith, or (ii) seek to prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents. The Borrower is not in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies that would not reasonably be expected to have a Material Adverse Effect.

          (f)  Perfection of Interest in Pledged Lease Receivables.  Each
               ---------------------------------------------------
Pledged Lease Receivable shall, together with the Lease related thereto, at all times, be owned by the Borrower free and clear of any Adverse Claim except as provided herein or arising as a result of any action taken by the Securitization Lender or any assignee thereof, and upon each Advance, the Securitization Lender shall acquire a valid and perfected first priority interest in each Pledged Lease Receivable then existing or thereafter arising and in the Related Security, Collections and Pledged Assets with respect thereto (subject, in the case of Related Security, to Section 6.08), in each case free and clear of any
                             ------------
Adverse Claim except for Permitted Encumbrances or as provided herein or arising as a result of any action taken by the Securitization Lender or any assignee thereof; and no effective financing statement or other instrument similar in effect, filed or permitted to be filed by the Borrower, covering any Pledged Lease Receivable, the Related Security, Collections or the Pledged Assets with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Agent in accordance with this Agreement and against the related Obligor in favor of the Originator.

          (g)  Accuracy of Information.  No Servicer Report or Notice of
               -----------------------
Borrowing (if prepared by the Borrower) (other than forecasts required to be delivered by the Borrower hereunder) furnished or to be furnished by the Borrower to the Agent, the Securitization Lender or any Liquidity Provider in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Agent, the Securitization Lender or such Liquidity Provider, as the case may be, at such time) as of the date so furnished.

          (h)  Location of Chief Executive Office and Records.  The chief place
               ----------------------------------------------
of business and chief executive office of the Borrower are located at the address of the Borrower referred to in Section 10.02 hereof and the locations of
                                       -------------
the offices where the Borrower keeps all the Records are listed on Exhibit G (or
                                                                   ---------
at such other locations, notified to the Agent in accordance with Section
                                                                  -------
5.01(f), in jurisdictions where all action required by Section 6.08 has been
-------                                                ------------
taken and completed).

          (i)  LSI Collection Account Information.  The LSI Collection Account
               ----------------------------------
is the only account to which Collections of Pledged Lease Receivables are remitted by Obligors.

          (j)  "Current Transaction".  Each Advance hereunder will constitute a
               ---------------------
"current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended.

          (k)  No Trade Names.  The Borrower has no trade names, fictitious
               ---------------
names, assumed names or "doing business as" names.

          (l)  Separate Corporate Existence.  The Borrower is operated as an
               ----------------------------
entity with assets and liabilities distinct from those of the Originator and any other Affiliates of the Borrower, and the Borrower hereby acknowledges that the Agent and the Securitization Lender are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from the Originator and each such Affiliate. Since its incorporation, the Borrower has been operated in such a manner as to comply with the covenants set forth in Section 5.01(l).

          (m)  Investments.  The Borrower does not own or hold, directly or
               -----------
indirectly, any capital stock or equity security of, or any equity interest in, any Person.

          (n)  Facility Documents.  The Contribution Agreement is the only
               ------------------
agreement pursuant to which the Borrower purchases and receives contributions of Leases, Lease Receivables or any other accounts receivable from the Originator, and the Facility Documents delivered to the Agent represent all material agreements between the Originator, on the one hand, and the Borrower on the other. Upon the purchase and/or contribution of each Lease Receivable pursuant to the Contribution Agreement, the Borrower shall be the lawful owner of, and have good title to, such Lease Receivable and all assets relating thereto, free and clear of any Adverse Claims other than Permitted Encumbrances. All such assets are transferred without recourse to the Originator except as described in the Contribution Agreement.

          (o)  Business.  Since its incorporation, the Borrower has conducted no
               --------
business other than the purchase and receipt of Lease Receivables and related assets from the Originator under the Contribution Agreement, the pledge of Pledged Assets under this Agreement or other Permitted Securitizations to finance any such purchases, and such other activities as are incidental to the foregoing.

          (p)  Taxes.  The Borrower has filed or caused to be filed all Federal,
               -----
state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes prior to such taxes becoming delinquent, other than any taxes or assessments the validity of which are being contested in good faith by appropriate proceedings.

          (q)  Solvency.  The Borrower is not "insolvent" (as such term is
               --------
defined in (S)101(32)(A) of the Bankruptcy Code).

          (r)  Software.  Each of (i) the Borrower and (ii) the Servicer, as
               --------
assignee of the Borrower, has (or will have, concurrently with the effectiveness hereof) the right (whether by license, sublicense or assignment) to use all of the computer software used to account for the Pledged Lease Receivables to the extent necessary to administer the Pledged Lease Receivables, except where the failure to have or obtain such right would not have a Material Adverse Effect.

          (s)  Investment Company Act.  The Borrower is not an "investment
               ----------------------
company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.02.  Representations and Warranties of the Servicer.  The
                         ----------------------------------------------
Servicer represents and warrants as follows:

          (a)  Due Incorporation and Good Standing.  The Servicer is a
               -----------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

          (b)  Due Authorization and No Conflict.  The execution, delivery and
               ---------------------------------
performance by the Servicer of this Agreement, the Contribution Agreement and all other agreements, instruments and documents to be delivered by it hereunder, and the transactions contemplated hereby and thereby, are within the Servicer's corporate powers, have been duly authorized by all necessary corporate action on the part of the Servicer, do not contravene (i) the Servicer's charter or by-laws, (ii) any law, rule or regulation applicable to the Servicer, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on the Servicer or its property or (iv) any order, writ, judgment, award, injunction or decree binding on the Servicer or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties pursuant to any indenture, loan or credit agreement, lease mortgage, security agreement, bond, note or other agreement binding on the Servicer or its properties, the contravention of which would have a Material Adverse Effect. This Agreement and the Contribution Agreement have been duly executed and delivered on behalf of the Servicer.

          (c)  Governmental Consent.  To the Servicer's knowledge, no
               --------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Servicer of this Agreement, the Contribution Agreement or any other agreement, document or instrument to be delivered by it hereunder.

          (d)  Enforceability of Facility Documents.  This Agreement and each
               ------------------------------------
other Facility Document to be delivered by the Servicer in connection herewith constitute the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with their respective terms, subject to the Enforceability Exceptions.

          (e)  No Litigation.  There are no actions, suits or proceedings
               -------------
pending, or to the knowledge of the Servicer threatened in writing, against or affecting the Servicer, or the property of the Servicer, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of any Facility Document or any action to be taken by the Servicer in connection therewith, or (ii) seek to prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents. The Servicer is not in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies that would not reasonably be expected to have a Material Adverse Effect.

          (f)  Accuracy of Information.  No Servicer Report or Notice of
               -----------------------
Borrowing (if prepared by the Servicer), furnished or to be furnished by the Servicer to the Agent, the Securitization Lender or any Liquidity Provider in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Agent, the Securitization Lender or such Liquidity Provider, as the case may be, at such time) as of the date so furnished.

          (g)  Financial Statements.  The balance sheet of the Originator as at
               --------------------
September 30, 1996, and the related statement of income of the Originator for the nine-month period then ended, certified by its chief financial officer, copies of which have been furnished to the Agent, present fairly in all material respects the financial position of the Originator at such date and the results of the operations of the Originator for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since September 30, 1996 there has been no material adverse change in any such condition or operations.


                                   ARTICLE V

                               GENERAL COVENANTS

          SECTION 5.01.  Affirmative Covenants of the Borrower.  From the date
                         -------------------------------------
of the initial Advance until the later of the Termination Date or the Collection Date, the Borrower will, unless the Agent shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all material respects with
               -------------------------
all applicable laws, rules, regulations and orders with respect to all Lease Receivables and related Leases.

          (b)  Preservation of Corporate Existence.  Preserve and maintain its
               -----------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a Material Adverse Effect.

          (c)  Audits.  From time to time upon reasonable prior written notice
               ------
to the Borrower and during regular business hours, permit the Agent, or its agents or representatives, (i) to have access to all records, files, books of account, data bases and information pertaining to all Pledged Lease Receivables, related Leases, related Equipment and Computer Software, Related Security and Portfolio Remarketing Proceeds, (ii) to discuss matters relating to the Lease Receivables or the Borrower's performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters, and
(iii) on a quarterly basis, permit such Persons to inspect, audit and to make extracts therefrom at Borrower's expense; provided, however, that so long as no
                                          --------  -------
Event of Termination specified in Sections 7.01(a), (d), (e), (f), (j) and (l)
                                  ----------------  ---  ---  ---  ---     ---
is then continuing, the Agent and its representatives shall exercise its rights under this subsection (c) not more than twice in any year and only in conjunction with a review pursuant to Section 5.04(a)(iii) hereof and the cost
                                      --------------------
of such semi-annual audits shall not exceed $25,000 per calendar year.

          (d)  Keeping of Records and Books of Account.  Maintain and implement
               ---------------------------------------
administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Lease Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Lease Receivables (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Pledged Lease Receivable). The original counterpart of each Lease subject to an Advance hereunder shall be delivered to the Collateral Custodian and all other Records relating thereto shall be held by the Servicer; such original counterpart and all such Records shall in any event be marked with a legend indicating the interests of the Securitization Lender and the Liquidity Providers therein.

          (e)  Performance and Compliance with Lease Receivables and Leases.  At
               ------------------------------------------------------------
its expense timely and fully perform and comply, in all material respects, with all material provisions, covenants and other promises required to be observed by it under the Leases related to the Pledged Lease Receivables.

          (f)  Location of Records.  Keep its chief place of business and chief
               -------------------
executive office, and the offices where it keeps the Records, at the address(es) of the Borrower referred to in Section 4.01(h), or, in any such case, upon 30
                               ---------------
days' prior written notice to the Agent, at such other locations within the United States where all action required by Section 6.08 shall have been taken
                                           ------------
and completed.

          (g)  Credit and Collection Policies.  Comply in all material respects
               ------------------------------
with its Credit and Collection Policy in regard to each Pledged Lease Receivable and the related Lease.

          (h)  Collections.  Other than Collections to be remitted to a
               -----------
Permitted Subservicer, instruct all Obligors of Pledged Lease Receivables to cause all Collections to be deposited directly to the LSI Collection Account and if the

Borrower shall receive any Collections, the Borrower shall remit such Collections to the LSI Collection Account within one Business Day following the Borrower's receipt and identification thereof.

          (i)  Posting of Collections and Lease Receivables.  Apply all
               --------------------------------------------
Collections to the applicable Lease Receivables pursuant to the terms of Section
6.09 and modify its general trial balance to reflect such Collections, in each case, within one Business Day following the Borrower's or the Servicer's receipt of information in respect of such Collections but in no event more than three Business Days after the earliest date on which such Collections are deposited in the LSI Collection Account or otherwise received by the Servicer or the Borrower.

          (j)  Obligor UCC Filing Requirement.  With respect to each Lease
               -------------------------------
Receivable that constitutes a Pledged Lease Receivable, comply with the Obligor UCC Filing Requirement.

          (k)  Facility Documents.  Comply in all material respects with the
               ------------------
terms of and employ the procedures outlined in and enforce its rights with respect to the obligations of the Originator under the Contribution Agreement, and all of the other Facility Documents to which it is a party.

          (l)  Separate Corporate Existence.  Take all reasonable steps it deems
               ----------------------------
necessary or advisable to maintain the Borrower's identity as a separate legal entity from the Originator and to not mislead others as to the separate identity of Borrower and the Originator. Without limiting the generality of the foregoing and in addition to and consistent with the covenants set forth in Sections
                                                                  --------
5.01(b) and 5.01(l), the Borrower shall:
-------     -------
          (i) constitute a limited purpose corporation whose activities are restricted in its articles of incorporation;

         (ii) not permit the direct involvement by the Originator or any other Affiliate of the Originator in the day-to-day management of the Borrower (other than permitting employees, officers and directors of the Originator to serve as employees, officers and directors of the Borrower and to take such acts and do such things in connection therewith as such persons deem reasonable or necessary under the circumstances to faithfully fulfill their duties as officers, directors and employees of Borrower, or as they are required to take or do by any applicable law, rule or regulation, or by the order, decree or judgment of any court, arbitrator or governmental body);

          (iii) other than activities undertaken pursuant to the Contribution Agreement and this Agreement and the other Facility Documents, not engage in intercorporate transactions with the Originator or any other Affiliate of the Originator, other than transactions in the ordinary course of business between a parent corporation and its subsidiary;

          (iv) maintain separate corporate records and books of account from the Originator and the other Affiliates of the Originator, hold corporate meetings and otherwise observe corporate formalities;

          (v) prepare its financial statements separately from those of its other Affiliates and insure that any consolidated financial statements and books and records of the Originator that include the Borrower have notes to the effect that the Borrower is a separate corporate entity and that the Borrower's creditors have a claim on its assets prior to those assets becoming available to any creditors of the Originator;

          (vi) use its best efforts not to commingle funds (other than those deposited into the LSI Collection Account) or other assets of the Borrower with those of any other Affiliate, and not to hold its assets in any manner that would create an appearance that such assets belong to any other Affiliate, and will not maintain bank accounts or other depository accounts (other than the LSI Collection Account) to which any Affiliate is an account party, into which any Affiliate makes deposits or from which any Affiliate has the power to make withdrawals;

          (vii) pay its own expenses and obligations out of its own funds and assets, other than expenses incurred in connection with the closing of the transactions contemplated by this Agreement and the other Facility Documents;

          (viii) not permit the Originator or any Affiliate of the Originator (other than in connection with the LSI Collection Account) to either (A) guaranty any of the Borrower's obligations or (B) advance funds to the Borrower for the payment of expenses or otherwise, provided, however, that nothing in this clause (viii) shall prohibit (A) any Servicer Advances made pursuant to the terms of this Agreement or (B) any payments made by the Originator pursuant to the Interest Rate Hedge Support Letter;

          (ix) not pay any expenses, guaranty any obligations or advance funds for the payment of expenses or obligations of the Originator or any other Affiliate of the Originator;

          (x) conduct all business correspondence of the Borrower and other communications in the Borrower's own name on its own stationery;

          (xi) not permit the Originator or any other Affiliate of the Originator to act as an agent of the Borrower in any capacity (except as Servicer hereunder) and not itself act as an agent for the Originator, but instead present itself to the public as a corporation separate from the Originator, independently engaged in the business of purchasing and selling Leases; and

          (xii) maintain one independent director at all times who shall at no time be a shareholder, director, officer, employee or Affiliate of the Originator as provided in its articles of incorporation, provided, that
                                                              --------
     such independent director may (A) also be a director of Leasing Solutions Receivables, Inc. or any other similar special purpose entity created for the purpose of purchasing lease receivables and related assets from the Originator and (B) be a shareholder with a beneficial or record interest in equity securities of the Originator or options to acquire equity securities of the Originator which aggregate, at all times, no more than 0.5% of the fully-diluted equity securities of the Originator (assuming, for the purpose of such calculation, that all securities of the Originator then exercisable or exchangeable for, or convertible into, equity securities of the Originator, have been exercised, exchanged or converted, as the case may be).

          (m) Interest Rate Hedges. Maintain, at all times, Interest Rate Hedges
              --------------------
(i) between the Borrower and either Citibank, N.A. and/or such other counterparties as may be acceptable to the Agent and have a long-term rating of at least AA- from S&P and Aa3 from Moody's and a short-term rating of at least A1 from S&P and P1 from Moody's, (ii) with an aggregate notional amount not less than the Aggregate Outstanding Balance, and (iii) with respect to which the Borrower makes periodic payments to the applicable counterparty (solely on a net basis from funds available under Section 6.05(b)(i)) by reference to a fixed
                                 ------------------
rate equal to (1) the applicable Lease Discount Rate minus (2) the applicable Aggregate Fee Rate, and the counterparty makes periodic payments to the Borrower or (to the extent the Agent has required such counterparty to remit such payments directly to the Agent) to the Agent (in either case, solely on a net basis) by reference to a rate equal during any Interest Period to the daily average during such Interest Period of the money market yields of the rate set forth in H.15 (519) for 30 days maturities under the caption "Commercial Paper".

          (n) Rating Agency Requirements. Agree to such amendment of this
              --------------------------
Agreement or any other document to be delivered hereunder as may be required by the Rating Agencies to ensure that all eligibility requirements for inclusion in the pool of Corporate Receivables Corporation assets have been met and that Corporate Receivables Corporation continues to maintain a shadow-rating of A by S&P and A1 by Moody's.

          SECTION 5.02. Reporting Requirements of the Borrower. From the date of
                        --------------------------------------
the initial Advance until the later of the Termination Date or the Collection Date, the Borrower will, unless the Agent shall otherwise consent in writing, furnish to the Agent:


          (a) Event of Termination. As soon as reasonably practicable and in any
              --------------------
event within five Business Days after the occurrence of each Event of Termination or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Termination, the statement of the chief financial officer, chief accounting officer or treasurer of the Borrower setting forth details of such Event of Termination or event and the action which the Borrower proposes to take with respect thereto.

          (b) Interest Rate Hedges. On each Settlement Date, a report
              --------------------
summarizing the portfolio of Interest Rate Hedges as of such day, setting forth the information contained in, and substantially in the form of, the report attached hereto as Exhibit H.

          (c) Financial Statements. Furnish to the Agent or cause to be
              --------------------
furnished to the Agent: (i) promptly after being publicly disclosed, and in any event within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Originator, copies of the consolidated financial statements of Originator and its subsidiaries, including a balance sheet of Originator and its subsidiaries on a consolidated basis as of the end of such quarterly accounting period and related statements of net earnings and cash flows for the portion of such fiscal year ended with the last day of such quarterly accounting period, all in reasonable detail, (ii) promptly after being publicly disclosed, and in any event within one hundred twenty (120) days after the end of each fiscal year of the Originator, copies of the consolidated financial statements of Originator and its subsidiaries, including a balance sheet of Originator and its subsidiaries on a consolidated basis as of the end of such fiscal year and related statements of net earnings and cash flows for such fiscal year, all in reasonable detail and prepared and certified by independent public accountants of nationally recognized standing selected by the Originator, and stating in comparative form the respective figures for the end of and for the previous fiscal year, (iii) as soon as available, and in any event within ten (10) days after filing thereof, a copy of any filing made by the Originator with the Securities and Exchange Commission, including, without limitation, forms 10-Q and 10-K, or with any national securities exchange, (iv) from time to time any other information concerning the Originator, the Pledged Assets or the Related Security as the Agent may reasonably request, (v) within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Borrower, copies of the financial statements of Borrower, including a balance sheet of Borrower as of the end of such quarterly accounting period and related statements of net earnings and cash flows for the portion of such fiscal year ended with the last day of such quarterly accounting period, all in reasonable detail, and (vi) within one hundred twenty (120) days after the end of each fiscal year of the Borrower, copies of the financial statements of Borrower, including a balance sheet of Borrower as of the end of such fiscal year and related statements of net earnings and cash flows for such fiscal year, all in reasonable detail.

          (d) Performance Reporting. Furnish to the Agent or cause to be
              ---------------------
furnished to the Agent, together with the financial statements furnished by the Borrower under clauses (i) and (ii) of paragraph 5.02(c), summaries of Actual
                                       -----------------
Residual Realization Rate (as provided to the Borrower by the Servicer) and Anticipated Residual Realization Amount, as such summaries are set forth in Annex I hereto.
-------

          (e) Settlement Date Summaries; Monthly Reports. Upon the reasonable
              ------------------------------------------
request of the Agent, provide the Agent on each Settlement Date with, in a form and with a content reasonably acceptable to the Agent (which form and content shall be on a basis consistent with the then current capabilities of the Originator's information systems), (A) detailed lease-by-lease cash applications of all Periodic Installments of Rent and Collections received during the immediately preceding month, (B) summaries of the status of each Pledged Lease Receivable, whether serviced by LSI as Servicer or by any subcontractor appointed by the Servicer in accordance with Section 6.02 hereof, including the
                                             ------------
Collections and agings, and, upon request, other source information, as is reasonably available, from which the aforementioned summaries are prepared, (C) summaries of billings to the related Obligor, if requested by the Agent, and (D) updated payment histories, if requested by the Agent, for each Pledged Lease Receivable.

          (f) Reporting on Lease Receivables and Other Matters. Notify the Agent
              ------------------------------------------------
promptly and in no event more than five (5) Business Days after the occurrence of the following: (i) the Borrower's obtaining actual knowledge (through any of its officers) of any change in the name of the Obligor of any Pledged Lease Receivable, (ii) the Borrower's obtaining actual knowledge (through any of its officers) of the default or violation of any provision of the Lease related to any Pledged Lease Receivable or other related documents by the Obligor thereof, and (iii) the Borrower's obtaining actual knowledge (through any of its officers) of any and all litigation or any other matters or events concerning the Borrower or any Obligor which might affect adversely the Borrower's or such Obligor's ability to perform its obligations with respect to the Pledged Lease Receivables or any of the Agent's or Securitization Lenders' rights under this Agreement.

          (g) Obligor Information. Provide to the Agent, on or prior to each
              -------------------
Settlement Date, written or electronically readable information, stating any changes in the names and current addresses of, and, to the extent known by the Borrower, the names of the contact persons, for each Obligor under any Pledged Lease Receivable.


          (h) Other Information. As soon as reasonably practicable, from time to
              -----------------
time, such other information, documents, records or reports respecting the Lease Receivables or the conditions or operations, financial or otherwise, of the Borrower as the Agent may from time to time reasonably request in order to protect the interests of the Agent, the Securitization Lender or any Liquidity Provider under or as contemplated by this Agreement.

          SECTION 5.03. Negative Covenants of the Borrower. From the date of the
                        ----------------------------------
initial Advance until the later of the Termination Date or the Collection Date, the Borrower will not, without the written consent of the Agent:

          (a) Sales, Liens, Etc. Against Lease Receivables and Related Assets.
              ---------------------------------------------------------------
Except as otherwise provided herein or under a Permitted Securitization, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim upon or with respect to, any Pledged Lease Receivable, Related Security or Collections, or any related Lease, or any Lease Sale Asset, or assign any right to receive income in respect thereof, or (ii) create or suffer to exist, any prior Adverse Claim upon or with respect to any Pledged Assets.

          (b) Extension or Amendment of Lease Receivables. Except as otherwise
              -------------------------------------------
permitted in Section 6.04, extend, amend or otherwise modify, the terms of any
             ------------
Pledged Lease Receivable, or amend, modify or waive, any term or condition of any Lease related thereto.

          (c) Change in Business or Credit and Collection Policy. Make any
              --------------------------------------------------
change in the character of its business or in the Credit and Collection Policy, which change would, in either case, materially impair the collectibility of any Pledged Lease Receivable.

          (d) Change in Collection Account Agreement or Instructions to
              ---------------------------------------------------------
Obligors. Make any amendment, change or other modification to the terms of the
--------
Transaction Collection Account Agreement or to its instructions to Obligors in compliance with Section 5.01(h) hereof.
                ---------------

          (e) Stock, Merger, Consolidation, Etc. Sell any shares of any class of
              ---------------------------------
its capital stock to any Person (other than the Originator) or consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except as expressly permitted under the terms of this Agreement.


          (f) Change in Corporate Name. Make any change to its corporate name or
              ------------------------
use any trade names, fictitious names, assumed names or "doing business as" names unless the Borrower shall give the Agent thirty (30) days prior written notice thereof and shall take such other steps reasonably requested by the Agent (including, without limitation, the filing of amendments to and/or new UCC financing statements) in order to maintain a first priority interest of the Securitization Lender in the Pledged Assets.

          (g) ERISA Matters. Establish or be party to any Plan, Multiemployer
              -------------
Plan or Benefit Plan.

          (h) Terminate or Reject Leases. Without limiting Section 5.03(b),
              --------------------------                   ---------------
terminate or reject any Lease under which a Pledged Lease Receivable has arisen prior to the end of the term of such Lease, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless (i) with respect to Defaulted Lease Receivables, the Borrower has determined in good faith that such termination or rejection will maximize the recovery thereon, or (ii) prior to such termination or rejection, the Borrower pays the Agent, for the benefit of the Securitization Lender and the Liquidity Providers, an amount equal to the aggregate Outstanding Balance with respect thereto (such Outstanding Balance to be calculated assuming that the Lease is in effect for its full term).

          (i) Indebtedness. Create, incur, assume or suffer to exist any
              ------------
Indebtedness except for (i) Indebtedness to the Agent, the Securitization Lender or any Affected Party expressly contemplated hereunder, (ii) Indebtedness to the Originator pursuant to the Contribution Agreement or any other Facility Document, or (iii) Indebtedness pursuant to a Permitted Securitization.

          (j) Guarantees. Guarantee, endorse or otherwise be or become
              ----------
contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of the Agent, the

Securitization Lender or any Affected Party as provided for under this Agreement.

          (k) Limitation on Transactions with Affiliates. Enter into, or be a
              ------------------------------------------
party to any transaction with any Affiliate of the Borrower, except for:

          (i) the transactions contemplated by the Contribution Agreement and the other Facility Documents;

          (ii) other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate;


          (iii) with respect only to transactions between the Borrower and the Originator, transactions in the ordinary course of business between a parent corporation and its subsidiary; and

          (iv) transactions arising from a Permitted Securitization.

          (l) Facility Documents. Except as otherwise permitted under Section
              ------------------                                      -------
10.01, (a) terminate, amend or otherwise modify any Facility Document to which
-----
it is a party or grant any waiver or consent thereunder, or (b) without the prior written consent of the Agent, which consent will not unreasonably be withheld, consent to any amendment or modification of the Credit and Collection Policy, which would, in either case, impair the collectibility of any Pledged Lease Receivable.

          (m) Charter and By-Laws. Amend or otherwise modify Articles Third,
              -------------------
Fifth, Sixth or Eighth of its Articles of Incorporation or its By-laws in any manner which requires the consent of the "Independent Director" (as defined in the Borrower's Articles of Incorporation) without the prior written consent of the Agent or delivery of an opinion of counsel that such amendment shall not alter the conclusions set forth in the legal opinion described in Section
                                                                  -------
3.01(o).
-------

          (n) Lines of Business. Conduct any business other than that described
              -----------------
in Section 4.01(o), or enter into any transaction with any Person which is not
   ---------------
contemplated by or incidental to the performance of its obligations under the Facility Documents.

          (o) Accounting Treatment. Prepare any stand-alone financial statements
              --------------------
or other statements (including any tax filings which are not consolidated with those of the Originator) which shall account for the transactions contemplated by the

Contribution Agreement in any manner other than as the sale of, or a capital contribution of, the Leases, the Lease Receivables and the related assets by the Originator to the Borrower.

          (p) Limitation on Investments. Make or suffer to exist any loans or
              -------------------------
advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except for Permitted Investments and the purchase of Lease Receivables and related assets pursuant to the terms of the Contribution Agreement.

          (q) Prepayments of Pledged Lease Receivables. Other than with respect
              ----------------------------------------
to a California Lease or a Technology Refresh Lease, permit or accept the proceeds of any prepayment of a Pledged Lease Receivable, unless (i) upon the application of such amounts pursuant to Section 6.05(b) hereof, the Borrower
                                        ---------------
causes the aggregate notional amount of Interest Rate Hedges to be reduced by the amount of the Advances outstanding with respect to such Pledged Lease Receivable, and (ii) the Borrower is entitled under Section 2.05 to receive or
                                                    ------------
apply such proceeds in an amount sufficient to repay in full the Advances outstanding with respect to such Pledged Lease Receivable, any Breakage Indemnity resulting therefrom and any fees, costs or expenses (including early termination payments) resulting from the reduction of the aggregate notional amount of the Interest Rate Hedges.

          SECTION 5.04. Covenants of the Servicer.
                        -------------------------

          (a) Affirmative Covenants of the Servicer. From the date of the
              -------------------------------------
initial Advance until the later of the Termination Date or the Collection Date, the Servicer will, unless the Agent shall otherwise consent in writing:

          (i) Compliance with Laws, Etc. Comply in all material respects with
              -------------------------
     all applicable laws, rules, regulations and orders with respect to, and the servicing of, all Lease Receivables and related Leases.

          (ii) Preservation of Corporate Existence. Preserve and maintain its
               -----------------------------------
     corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a Material Adverse Effect.

          (iii) Audits. From time to time upon reasonable prior written notice
                ------
     to the Servicer and during regular business hours, permit the Agent, or its agents or representatives,

     (1) to examine and make copies of and abstracts from all Records, and (2) to visit the offices and properties of the Servicer for the purpose of examining such Records, and to discuss matters relating to the Lease Receivables or the Servicer's performance hereunder with any of the officers or employees of the Servicer having knowledge of such matters; the parties hereto agree that the foregoing shall permit the Agent to engage a "big six" accounting firm (other than Deloitte & Touche) to perform a semi-annual audit as to the matters set forth in Annex II hereto.

          (iv) Keeping of Records and Books of Account. Maintain and implement
               ---------------------------------------
     administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Lease Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary for the collection of all Lease Receivables (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Pledged Lease Receivable). The original counterpart of each Lease subject to an Advance hereunder shall be delivered to the Collateral Custodian and all other Records relating thereto shall be held by the Servicer segregated from any similar documents; such original counterpart and all such Records shall in any event be marked with a legend indicating the interests of the Securitization Lender and the Liquidity Providers therein.

          (v) Performance and Compliance with Lease Receivables and Leases. At
              ------------------------------------------------------------
     its expense timely perform and comply, in all material respects, with all material provisions, covenants and other promises required to be observed by it under the Leases related to the Pledged Lease Receivables.

          (vi) Credit and Collection Policies. Comply in all material respects
               ------------------------------
     with its Credit and Collection Policy in regard to each Pledged Lease Receivable and the related Lease.

          (vii) Collections. Instruct all Obligors of Pledged Leases to cause
                -----------
     all Collections to be deposited directly to the LSI Collection Account and, if the Servicer shall receive any Collections, the Servicer shall remit such Collections to the LSI Collection Account within one Business Day following the Borrower's receipt and identification thereof; and within two Business Days following the deposit of Collections in the LSI Collection Account, cause such amounts to be transferred to the Transaction Collection Account.

          (viii) Posting of Collections and Lease Receivables. Apply all
                 --------------------------------------------
     Collections to the applicable Lease Receivables
     pursuant to the terms of Section 6.09 within one Business Day following the
                              ------------
     Borrower's or the Servicer's receipt of information in respect of such Collections but in no event more than three Business Days after the earliest date on which such Collections are deposited in the LSI Collection Account or otherwise received by the Servicer or the Borrower.

          (ix) Proceeds of Insurance. The Servicer shall remit, or shall cause
               ---------------------
     to be remitted, the proceeds of any insurance policy with respect to the Equipment related to a Pledged Lease Receivable to the LSI Collection Account.

          (x) Facility Documents. Comply in all material respects with the terms
              ------------------
     of and employ the procedures outlined in the Contribution Agreement, and all of the other Facility Documents to which it is a party.

          (b) Reporting Requirements of the Servicer. From the date of the
              --------------------------------------
initial Advance until the later of the Termination Date or the Collection Date, the Servicer will, unless the Agent shall otherwise consent in writing, furnish to the Agent:

          (i) As soon as reasonably practicable and in any event within five Business Days after the occurrence of each Event of Termination or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Termination, a notice setting forth details of such Event of Termination or event.

          (ii) As soon as reasonably practicable and in any event within five Business Days after the occurrence of each Event of Termination described in Section 7.01(f) hereof or each event which, with the giving of notice or
        ---------------
     lapse of time or both, would constitute such an Event of Termination, the statement of the chief financial officer, chief accounting officer or treasurer of the Servicer setting forth details of such Event of Termination or event and the action which the Servicer proposes to take with respect thereto.

          (iii) As soon as reasonably practicable, from time to time, such other information, documents, records or reports within its possession respecting the Lease Receivables or the conditions or operations, financial or otherwise, of the Servicer as the Agent may from time to time reasonably request in order to protect the interests of the Agent, the Securitization Lender or any Liquidity Provider under or as contemplated by this Agreement.

          (c) Negative Covenants of the Servicer. From the date of the initial
              ----------------------------------
Advance until the later of the Termination Date or the Collection Date, the Servicer will not, without the written consent of the Agent:

          (i) Extension or Amendment of Lease Receivables. Except as otherwise
              -------------------------------------------
permitted in Section 6.04, extend, amend or otherwise modify, the terms of any Pledged Lease Receivable, or amend, modify or waive, any material term or condition of any Lease related thereto.

          (ii) Change in Business or Credit and Collection Policy. Make any
               --------------------------------------------------
material change in the character of its business or in the Credit and Collection Policy, which change would, in either case, materially impair the collectibility of any Pledged Lease Receivable.

          (iii) Change in Payment Instructions to Obligors. Make any amendment,
                ------------------------------------------
change or other modification to its instruction to Obligors or to the Transaction Collection Account Agreement without the Agent's prior written consent.

          (iv) ERISA. So long as the Servicer is LSI or an Affiliate thereof,
               -----
(1) engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (2) permit to exist any accumulated funding deficiency, as defined in
Section 302(a) of ERISA and Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (3) fail to make any payments to any Multiemployer Plan that the Servicer or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (4) terminate any Benefit Plan so as to result in any liability; or (5) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Servicer or any ERISA Affiliate under ERISA or the IRC.

                                   ARTICLE VI

                           GRANT OF SECURITY INTEREST;
                          ADMINISTRATION OF RECEIVABLES

          SECTION 6.01. Grant of Security Interest.
                        --------------------------

          (a) To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement, the Borrower hereby assigns and pledges to the Agent, for the benefit of the Securitization Lender and any successor and assign thereof (including, without limitation, the Liquidity Providers), and grants to the Agent, for the benefit of the Securitization Lender and any successor and assign thereof (including, without limitation, the Liquidity Providers), a security interest in all of the Borrower's right, title and interest in and to all of the following property and interests in property (collectively, the "Collateral"), whether now owned or
                                          ----------
existing or hereafter arising or acquired and wheresoever located:

          (i) all Equipment which is the subject of any Lease Receivable and substitutions therefor and products and proceeds thereof, including, without limitation, all payments under insurance (whether or not the Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing;

          (ii) all Lease Receivables;

          (iii) Related Security with respect to the Lease Receivables;

          (iv) all Leases;

          (v) all funds on deposit in the Borrower Reserve Account and the Transaction Collection Account;

          (vi) all Collections; and

          (vii) proceeds and other monies due and to become due to the Borrower in respect of any of the foregoing.

          (b) The Collateral shall include, and the Borrower hereby assigns to the Agent, for the benefit of the Securitization Lender and any successor and assign thereof, all of the Borrower's right and title to, and interest in, the Contribution Agreement. Accordingly, the Agent shall have the sole right to enforce the Borrower's rights and remedies under the Contribution Agreement, but without any obligation on the part of the Agent or the Securitization Lender or any of its or their respective Affiliates to perform any of the obligations of the Borrower under the Contribution Agreement. The assignment to the Agent pursuant to this Section 6.01 shall terminate upon the Collection Date;
                 ------------
provided, however, that the rights of the Agent pursuant to such assignment with
--------  -------
respect to rights and remedies in connection with any indemnification or any breach of any representation, warranty or covenant made by the Originator in the Contribution Agreement shall be continuing and shall survive any termination of such assignment.

          (c) It is expressly agreed that, subject to the provisions of Section
                                                                        -------
6.11, the Collateral assigned and pledged to the Agent hereunder, for the
----
benefit of the Securitization Lender, shall include all of Borrower's right, title and interest to the residual interest in Equipment, including Remarketing Proceeds associated therewith, and the Borrower Reserve Account.

          (d) The parties hereto hereby acknowledge that the Borrower has granted a security interest to the Agent for the benefit of the Committed Lenders under the Parallel Loan Commitment and that such security interest shall be pari passu with the security interest granted hereunder.

          SECTION 6.02. Designation of Servicer. The servicing, administering
                        -----------------------
and collection of the Lease Receivables shall be conducted by the Person (the "Servicer") so designated from time to time in accordance with this Section
 --------                                                           -------
6.02. Until the Agent gives notice to the Borrower (as provided below) of the
----
designation of a new Servicer as provided below, LSI is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Agent may only designate as Servicer any Person to succeed LSI or any successor Servicer upon ten Business Days' prior written notice following the occurrence of a Servicer Default, and on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. The Servicer may, with the prior consent of the Agent, which consent shall not be unreasonably withheld and is hereby given with respect to any Permitted Subservicer, subcontract with any other Person for servicing, administering or collecting the Pledged Lease Receivables, provided that the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law.

          SECTION 6.03. Reporting Requirements of the Servicer. On or prior to
                        --------------------------------------
the first Settlement Date of each month, the Servicer shall prepare and forward to the Agent for the Securitization Lender, a Servicer Report, indicating the status of the Pledged Lease Receivables as of the close of business of the Servicer on the last day of the immediately preceding month (together with such attachments as may be required thereunder), and setting forth the payments made on the immediately preceding Carrying Cost Payment Date.

          SECTION 6.04. Duties of the Servicer. (a) The Servicer shall take or
                        ----------------------
cause to be taken all such actions as it deems necessary or advisable to collect each Pledged Lease Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Borrower, the Securitization Lender, each Liquidity Provider and the Agent hereby appoints as its agent the Servicer, from time to time designated pursuant to Section 6.02,
                                                                 ------------
to enforce its respective rights and interests in and under the Pledged Lease Receivables, the Related Security and the related Leases. The Servicer (so long as it is LSI) will at all times apply the same standards and follow the same procedures with respect to the decision to commence, and in prosecuting and litigating with respect to Pledged Lease Receivables as it applies and follows with respect to Lease Receivables which are not Pledged Lease Receivables. In no event shall the Servicer be entitled to make the Agent, the Securitization Lender or any Liquidity Provider a party to any litigation without the Agent's express prior written consent.

          The Servicer shall set aside for the account of the Securitization Lender and the Liquidity Providers the Collections of Pledged Lease Receivables in accordance with Section 6.05. The Servicer shall segregate and deposit with
                   ------------
the Transaction Collection Account Bank the Collections of Pledged Lease Receivables, set aside for the Securitization Lender and the Liquidity Providers, within two Business Days following receipt by the Servicer of such Collections and will provide payment instructions to such bank as directed by the Agent. Provided that the Termination Date shall not have occurred, LSI, while it is Servicer, may, in accordance with the Credit and Collection Policy, amend, modify or waive any term or condition of any Lease unless such amendment, modification or waiver (i) is inconsistent with the servicing standards set forth above, (ii) would reduce or adversely affect the Obligor's obligation to maintain, service and insure the underlying Equipment, (iii) would cause Lease Receivables arising thereunder to fail to be Eligible Lease Receivables (as if tested on the date of such amendment, modification or waiver) or (iv) would materially adversely affect the amount or collectibility of any Lease Receivable arising thereunder. Notwithstanding the provisions of the preceding sentence, the Servicer may (1) permit any of the actions set forth in such clause, which in the Servicer's sole discretion, in accordance with the same manner in which it services contracts and equipment held for its own account, would maximize recoveries on any Lease, or (2) permit termination of a Lease which does not otherwise provide for termination by requiring, in the case of either clause (1) or (2), that the Obligor deposit in the LSI Collection Account, or, if the terms of such extension or termination do not provide for such payment by the Obligor, that the Servicer deposit in the LSI Collection Account, in lieu of all future Periodic Installments of Rent with respect to such Lease, an amount which equals or exceeds the applicable Outstanding Balance of such Lease and the Breakage Indemnity, if any, payable as a consequence of such termination by not later than the second Business Day following the consummation of such action; provided, however, that the Servicer will not be permitted to allow prepayment
--------  -------
by an Obligor if there are any amounts due under the related Lease after such prepayment. The Borrower shall deliver to the Servicer, and the Servicer shall hold in trust for the Borrower, the Securitization Lender and the Liquidity Providers in accordance with their respective interests, all Records.

          If an Obligor requests either an upgrade or a trade-in of an item of Equipment in contravention of the terms of a Lease, the Servicer may acquire such Equipment and the related Lease provided that the Servicer either (i) transfers a Substitute Lease to the Borrower in accordance with Section 1.01(c) of the Contribution Agreement or (ii) deposits into the Transaction Collection Account an amount equal to the Outstanding Balance of such Lease and the Breakage Indemnity, if any, payable as a consequence thereof.

          (b) The Servicer shall as soon as practicable following receipt turn over to the Borrower the Collections of any Lease Receivable which is not a Pledged Lease Receivable less all reasonable and appropriate out-of-pocket costs and expenses of such Servicer incurred in collecting and enforcing the Lease Receivables. The Servicer, if other than LSI, shall as soon as practicable upon demand deliver to the Borrower all Records in its possession relating to Lease Receivables of the Borrower other than Pledged Lease Receivables, and copies of Records in its possession relating to Pledged Lease Receivables. The Servicer's authorization under this Agreement shall terminate on the Business Day immediately after the Collection Date.

          (c) Upon receipt of notice from the Borrower, the Agent or any other Person, or if the Servicer otherwise learns, that the Obligor under any Lease is in default thereunder, the Servicer will take such action as is appropriate, consistent with the Servicer's administration of leases held for its own account and consistent with the customary practices of servicers in the same segment of the industry, including such action as may be necessary to cause, or attempt to cause, the Obligor thereunder to cure such default (if the same may be cured) or to terminate or attempt to terminate such Lease and to recover, or attempt to recover, all damages resulting from such default to the extent permitted under such Lease and under applicable law.

          The Servicer will use its best efforts (i) to sell or otherwise remarket any Equipment subject to a Defaulted Lease Receivable in a timely manner, consistent with the Servicer's administration of leases held for its own account, consistent with the customary practices of servicers in the industry and, in any event, exercising its reasonable judgment, in the best interests of the Borrower, and (ii) to sell or otherwise remarket any Equipment remaining subject to the lien granted to the Agent pursuant hereto upon the expiration of the Lease to which such Equipment is subject, in a timely manner and in a manner consistent with that utilized by the Servicer with respect to equipment owned by it, so as to realize, to the extent possible under then prevailing market conditions, the Remarketing Proceeds on such Equipment.

          In the event that the Servicer is required to sell any item of Equipment pursuant to the provisions of this Section 6.04(c) at a time when the
                                             ---------------
Servicer is trying to lease or sell other similar items of equipment, the Servicer will not disfavor the Equipment or any such other item in its remarketing efforts. Upon such sale, the Borrower shall release the related Lease files, release any liens or any other security interests relating to the Lease.

          All amounts realized by the Servicer in the performance of its duties under this Section 6.04(c) with respect to any item constituting part of the
           ---------------
Pledged Assets (net of Servicer's actual out-of-pocket expenses and internal commissions reasonably incurred in such realization) shall be held in trust by the Servicer, as agent for the Agent, and deposited within two Business Days of receipt thereof for deposit in the LSI Collection Account in accordance with the provisions of this Agreement.

          (d) Notwithstanding anything to the contrary contained in this Article
                                                                         -------
VI, the Servicer, if the Agent or its designee, shall have no obligation to
--
collect, enforce or take any other action described in this Article VI with
                                                            ----------
respect to any Lease Receivable that is not a Pledged Lease Receivable other than to deliver to the Borrower the Collections and documents with respect to any such Lease Receivable that is not a Pledged Lease Receivable as described in the first two sentences of Section 6.04(b) and to exercise the same degree of
                           ---------------
care with respect to Collections and documents in its possession as it would with respect to its own property.

          SECTION 6.05 Settlement Procedures.
                       ---------------------

     (a)  Allocation of Collections and Other Amounts.
          -------------------------------------------

          (i) Collections. On each day, both before and after the Termination
              -----------
Date, the Servicer shall allocate

Collections of Pledged Lease Receivables received on such day as follows:

               (1) Set aside and hold in trust for the Servicer all amounts in respect of such Collections pertaining to sales use taxes, personal property taxes and Late Charges; and

               (2) Subject to the provisions of Section 6.04(a), set aside and
                                                ---------------
          hold in trust for the Securitization Lender, the Liquidity Providers and the Borrower, all remaining Collections.

          (ii) Payments Under Interest Rate Hedges. Each payment from the
               -----------------------------------
applicable counterparty under an Interest Rate Hedge shall be set aside by the Servicer (or the Agent, as the case may be) and held in trust for the Securitization Lender, the Liquidity Providers and the Borrower.

          (iii) Servicer Advances. If the Servicer has not collected any
                -----------------
scheduled Periodic Installment of Rent due on a Pledged Lease Receivable during a Settlement Period and the Servicer reasonably believes that such Periodic Installment of Rent will be received in due course, the Servicer shall make an advance (a "Servicer Advance") in an amount equal to such payment and remit the amount of such Servicer Advance to the Transaction Collection Account on the Settlement Date related to such Settlement Period. The Servicer shall be reimbursed for any such Servicer Advance from (i) subsequent Collections of such Periodic Installment of Rent or (ii) if such Servicer Advance is outstanding on the date on which the related Lease Receivable becomes a Defaulted Lease Receivable, from Collections as described in Section 6.05(c) hereof.
                                             ---------------

          (b) Carrying Cost Payment Dates. On each Carrying Cost Payment Date,
              ---------------------------
the Servicer shall pay to the Agent (or the Agent shall retain) from the amounts set aside for the Securitization Lender, the Liquidity Providers and the Borrower pursuant to Section 6.05(a) during or in respect of the immediately
                     ---------------
preceding Interest Period an amount equal to the Interest, the Additional Interest (if any), the net amount (if any) owing to counterparties under Interest Rate Hedges (except that the Servicer may pay such amounts directly to such counterparties and indicate the amount so paid on the related Servicer Report), the Servicer Fee, the Program Fee, the Dealer Fee and the Liquidity Fee due and payable on such Carrying Cost Payment Date and the amount of any shortfall in the Borrower Reserve Account. On each such Carrying Cost Payment Date, the Agent shall pay all such amounts for application to the following in the following order of priority:

          (i) first, to each counterparty under an Interest Rate Hedge, the net
              -----
     amount, if any, due to such counterparty thereunder as of such Carrying Cost Payment Date;

          (ii) second, to the Securitization Lender and the applicable Liquidity
               ------
     Providers for application to the Interest and Additional Interest due and payable on such Carrying Cost Payment Date;

          (iii) third, to the Servicer (if different than LSI) in payment of the
                -----
     Servicer Fee (less, if applicable, any portion of the Servicer Fee allocated to the Collateral Custodian Fee in the event the Servicer is not the Collateral Custodian);

          (iv) fourth, to the Collateral Custodian (if different than the
               ------
     Servicer) in payment of the Collateral Custodian Fee;

          (v) fifth, to the Securitization Lender and the Liquidity Providers in
              -----
     payment of the Program Fee, the Dealer Fee, the Liquidity Fee and the Other Fees (as the case may be);

          (vi) sixth, if the Agent has received amounts from a counterparty to
               -----
     an Interest Rate Hedge, to the Borrower any additional funds available from the Interest Rate Hedges in excess of the Interest due on such Carrying Cost Payment Date; and

          (vii) seventh, all remaining funds shall be held by the Servicer for
                -------
     application in accordance with Section 6.05(c) and 6.05(d) hereof.
                                            -------     -------
          (c) Settlement Dates -- Pre-Termination Date. On each Settlement Date
              ----------------------------------------
occurring prior to the Termination Date, after giving effect to any Advance on such Settlement Date, out of amounts set aside for the Securitization Lender, the Liquidity Providers and the Borrower pursuant to Section 6.05(a) during or
                                                     ---------------
in respect of the immediately preceding Interest Period (after giving effect to any payments previously made for such Interest Period under Section 6.05(b)):
                                                            ---------------
          (i) from the amounts set aside by the Servicer under Section
                                                               -------
     6.05(a)(i)(1), the Servicer or the Agent, as the case may be, shall pay to
     -------------
     the Borrower all sales use taxes, personal property taxes and Late Charges, in each case, with respect to such Settlement Date;

          (ii) the Servicer shall retain (or the Agent shall pay to the Servicer) the aggregate amount of any unreimbursed Servicer Advances relating to prior Interest Periods;

          (iii) the Servicer shall pay to the Agent (or the Agent shall retain) an amount equal to the sum of (A) the excess, if any, of (x) Capital over
     (y) the Borrowing Base (as of the end of the immediately preceding Interest Period, as set forth in the applicable Servicer Report) plus (B) any applicable Breakage Indemnity;

          (iv) to the extent amounts were withdrawn from the Borrower Reserve Account on any prior Settlement Date, the Servicer shall deposit to the Borrower Reserve Account an amount necessary to ensure that the balance in the Borrower Reserve Account equals or exceeds the Borrower Reserve Account Requirement;

          (v) to the Servicer (if LSI is the Servicer) in payment of the Servicer Fee; and

          (vi) the Servicer or the Agent, as the case may be, shall pay to the Borrower all remaining amounts (if any) following the payment of the amounts set forth in clauses (i) through (v) above.

                          -----------         ---
The Agent shall pay all amounts received or retained pursuant to clause (iii)
                                                                 ------------
above and, at the Borrower's option, such other funds of the Borrower, to the Securitization Lender and the applicable Liquidity Providers (i) first, to the
                                                                 -----
payment of any Breakage Indemnity under clause (iii)(B) above, and (ii) second,
                                        ---------------                 ------
in reduction of outstanding Advances.

          (d) Settlement Dates -- Post-Termination Date. On each Settlement Date
              -----------------------------------------
on and after the Termination Date (and after giving effect to any payments made for such Interest Period under Section 6.05(b) above), out of amounts set aside
                               ---------------
for the Securitization Lenders, the Liquidity Providers and the Borrower pursuant to Section 6.05(a) during or in respect of the immediately preceding
            ---------------
Interest Period:

          (i) from the amounts set aside by the Servicer under Section
                                                               -------
     6.05(a)(i)(1), the Servicer or the Agent, as the case may be, shall pay to
     -------------
     the Borrower all sales use taxes, personal property taxes and Late Charges, in each case, with respect to such Settlement Date;

          (ii) the Servicer shall retain (or the Agent shall pay to the Servicer) the aggregate amount of any unreimbursed Servicer Advances relating to prior Interest Periods;

          (iii) the Servicer or the Agent, as applicable, shall pay to the Borrower an amount equal to (A) the Remarketing Proceeds received during such Interest Period minus (B) the sum of the Outstanding Balances of all Pledged Lease Receivables which became Defaulted Lease Receivables during such Interest Period (including the Outstanding Balance of Defaulted Lease Receivables for prior Interest Periods which exceeded the aggregate Remarketing Proceeds for such prior Interest Period), provided, however, if a Remarketing Proceeds Cash Collateral Event has occurred and is continuing on such Settlement Date, the amount of such Remarketing Proceeds shall be deposited to the Borrower Reserve Account until the balance in the Borrower Reserve Account equals (A) the Required Credit Enhancement as of the immediately preceding Settlement Date minus
                                                                        -----
     (B) the sum of the amount described in clause (B) above for all Settlement Dates to occur after the Termination Date; any excess Remarketing Proceeds shall thereafter be paid to the Borrower;

          (iv) to the Servicer (if LSI is the Servicer) in payment of the Servicer Fee; and


          (v) the Servicer shall pay to the Agent (or the Agent shall retain) all remaining amounts following the payment of the amounts, if any, set forth in clauses (i) through (iv) above until the Collection Date.
              -----------         ----
The Agent shall pay all amounts received or retained pursuant to clause (v)
                                                                 ----------
above to the Securitization Lender and the applicable Liquidity Providers (i) first, to the payment of any applicable Breakage Indemnity, and (ii) second, in
-----                                                                ------
reduction of outstanding Capital.

          SECTION 6.06. Rights of the Agent. (a) The Agent is hereby authorized
                        -------------------
at any time to (i) notify the Transaction Collection Account Bank to accept directions with respect thereto only from the Agent or its designee and (ii) notify the counterparties to each Interest Rate Hedge to make any payments owed by such counterparties thereunder directly to the Agent or its designee.

          (b) At any time following the designation of a Servicer other than LSI pursuant to Section 6.02:
            ------------
          (i) The Agent may notify (or may direct the Servicer to notify) at any time the Obligors of Pledged Lease Receivables, or any of them, of the Securitization Lender's and the Liquidity Providers' interest in Pledged Assets and direct such Obligors, or any of them, that payment of all amounts payable under any Pledged Lease Receivable be made directly to the Agent or its designee.

          (ii) The Borrower shall, at the Agent's request and at the Borrower's expense, give notice of the Securitization Lender's and the Liquidity Providers' interest in Pledged Lease Receivables to each Obligor and direct that payments be made directly to the Agent or its designee.

          (iii) Each of the Borrower, the Securitization Lender and the Liquidity Providers hereby authorizes the Agent to take any and all steps in the Borrower's name and on behalf of the Borrower, the Securitization Lender and the Liquidity Providers necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Pledged Lease Receivables, including, without limitation, endorsing the Borrower's name on checks and other instruments representing Collections and enforcing such Lease Receivables and the related Leases.

          SECTION 6.07. Responsibilities of the Borrower. Anything herein to the
                        --------------------------------
contrary notwithstanding, the Borrower shall (i) perform all of its obligations under the Leases related to the Pledged Lease Receivables to the same extent as if Pledged Assets had not been pledged hereunder and the exercise by Agent of its rights hereunder shall not relieve Borrower from such obligations and (ii) pay when due any taxes, including without limitation, sales, excise and personal property taxes payable in connection with the Pledged Lease Receivables, unless the Borrower is contesting the payment of such taxes in good faith and by appropriate proceedings.

          SECTION 6.08. Further Action Evidencing Security Interest. The
                        -------------------------------------------
Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the security interest of the Agent granted hereunder or the enable the Agent to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Borrower will (i) mark its master data processing records evidencing such Pledged Lease Receivables and related Leases with a legend, acceptable to the Agent, evidencing that a security interest therein has been granted under this Agreement, (ii) comply with the Obligor UCC Filing Requirement, and (iii) upon the request of the Agent, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Agent may reasonably request; provided, that prior to the
                                                    --------
occurrence of an Event of Termination, nothing in this Agreement shall be deemed to require the Borrower to file assignments to the Agent of any UCC financing statements covering any collateral securing payment of any Lease Receivables. The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Lease Receivables and the Related Security now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Lease Receivables, or any part thereof, shall be sufficient as a financing statement. If the Borrower fails to perform any of its agree ments or obligations under this Agreement, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower upon the Agent's demand therefor; provided, however,
                                                             --------  -------
prior to taking any such action, the Agent shall give notice of such intention to the Borrower and provide the Borrower with a reasonable opportunity to take such action itself.

          SECTION 6.09. Application of Payments. To the extent the Servicer
                        -----------------------
receives a payment from an Obligor of a Pledged Lease Receivable with respect to which the Obligor has not identified the Lease Receivable to which such payment should be applied (a payment in the exact amount of an outstanding invoice being sufficient identification), the Servicer shall use reasonable efforts to contact such Obligor to confirm the Lease Receivable to which such Obligor intended that such payment be applied.

          SECTION 6.10. Collateral Custodian. The original counterpart of the
                        --------------------
Leases pledged by the Borrower hereunder that constitutes chattel paper shall at all times be held by the Person (the "Collateral Custodian") so designated from
                                      --------------------
time to time in accordance with this Section 6.10. Until the Agent gives notice
                                     ------------
to the Borrower of the designation of a new Collateral Custodian, the Originator (in its capacity as Servicer) is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collateral Custodian pursuant to the terms hereof. The Agent may at any time, upon ten Business Days prior written notice, designate as Collateral Custodian either the Servicer (if not already the Collateral Custodian), any Affiliate of CNAI or any other Person to succeed the Originator or any successor Collateral Custodian, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collateral Custodian pursuant to the terms hereof. Upon taking possession of the original counterpart of any Lease, the Collateral Custodian hereby agrees (i) to maintain possession of such original counterparts in trust for the Securitization Lender, (ii) to exercise the same degree of care with respect to the possession of such Leases as it would if such Leases were its own property, and (iii) to return the original counterpart of such Lease to the Borrower within two Business Days of the Borrower's request therefor to the extent the Borrower requires such original copy to conduct further business with, or take enforcement action against, the Obligor of such Lease. Upon the appointment of a successor Collateral Custodian, the Collateral Custodian being replaced shall make all Leases and related documents available to the successor Collateral Custodian at a place selected by such successor Collateral Custodian.

          SECTION 6.11. Release of Lien. The parties hereto agree that upon the
                        ---------------
sale of Equipment by the Borrower, the Agent, for the benefit of the Securitization Lender and any successor and assign thereof, will take such action as may be necessary to release its lien on such Equipment provided, that
                                                                 --------  ----
(a) all amounts advanced against a Lease Receivable related to such Equipment have been fully paid, (b) if a Remarketing Proceeds Cash Collateral Event shall not have occurred (or, if occurred, shall not be continuing), the Agent determines that, after taking into account the release of the lien on such Equipment, the balance in the Borrower Reserve Account plus the Anticipated Residual Realization Amount of all remaining Equipment at that time is greater than the Required Credit Enhancement at that time, and (c) if a Remarketing Proceeds Cash Collateral Event shall have occurred and is continuing, the balance in the Borrower Reserve Account equals the Required Credit Enhancement. The parties further agree that upon the Borrower's satisfaction of all Obligations hereunder, the Agent, for the benefit of the Securitization Lender and any successor and assign thereof, will take such action as may be necessary to release its lien on Pledged Assets.

                                   ARTICLE VII

                              EVENTS OF TERMINATION

          SECTION 7.01. Events of Termination. If any of the following events
                        ---------------------
("Events of Termination") shall occur:

          (a) The Borrower shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for two Business Days, provided, however, if the Borrower's failure to make any such
               --------  -------
payment results from not receiving sufficient information from the Agent or the Securitization Lender with respect to such payment, such grace period shall be extended until two Business Days following the Borrower's receipt of such information; or

          (b) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for fifteen days after written notice from the Agent; or

          (c) Any representation or warranty made or deemed to be made by the Borrower (or any of its Designated Officers) under or in connection with this Agreement, any Servicer Report, any Notice of Borrowing or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made; provided, however, that (i) to the extent any
                                --------  -------
breach of any such representation or warranty may be cured within fifteen days, the Servicer shall have fifteen days after learning of such breach to make such representation and warranty true and correct and (ii) if such breach results from the failure of such Lease Receivable to be an Eligible Lease Receivable, then such breach may be cured by the repurchase of, or substitution for, such non-Eligible Lease Receivable in accordance with Section 3.02 of the Contribution Agreement; or

          (d) Except to the extent permitted by the terms hereof, the Securitization Lender shall cease to have a valid and perfected first priority interest in each Pledged Lease Receivable and the Related Security (subject to
Section 6.08 hereof) and Collections with respect thereto; provided, however,
------------                                               --------  -------
that (i) to the extent any breach of the foregoing may be cured within fifteen days, the Servicer shall have fifteen days after learning thereof to cure such breach (including by the repurchase of, or substitution for, such Lease Receivable in accordance with Section 3.02 of the Contribution Agreement); or

          (e) (i) The Borrower shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted against the Borrower (an "Involuntary Proceeding") or by the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (ii) the Borrower's Board of Directors shall vote affirmatively to authorize any of the actions set forth in clause (i) above in this subsection
                                          ----------               ----------
(e); or
---

          (f) Any of the following shall have occurred with respect to the
Servicer:

          (i) The Servicer shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for two Business Days, provided, however, if the Servicer's failure to make any
                    --------  -------
     such payment results from not receiving sufficient information from the Agent or the Securitization Lender with respect to such payment, such grace period shall be extended until two Business Days following the Servicer's receipt of such information; or

          (ii) The Servicer shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for fifteen days after written notice from the Agent; or

          (iii) Any representation or warranty made or deemed to be made by the Servicer (or any of its Designated Officers) under this Agreement, any Servicer Report or any Notice of Borrowing shall prove to have been false or incorrect in any material respect when made; provided, however, that to
                                                     --------  -------
     the extent any breach of any such representation or warranty may be cured within fifteen days, the Servicer shall have fifteen days after learning of such breach to make such representation and warranty true and correct; or

          (iv) (A) The Servicer shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Servicer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (B) the Servicer's Board of Directors shall vote affirmatively to authorize any of the actions set forth in clause (A) above in this subsection (g)(iv); or
                                 ----------               ------------------

          (v) The Originator shall fail to pay any principal or premium or interest on any recourse Indebtedness or Indebtedness under which the applicable lender acquires recourse for any reason when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or any other default under any agreement or instrument relating to any such recourse Indebtedness of the Originator or any other event, shall occur and (i) the amount of such recourse Indebtedness exceeds $1,000,000 in principal amount, and (ii) the effect of such default or event is to permit the acceleration of the maturity of such Indebtedness and such default is neither waived by the applicable lender nor cured, in each case within five (5) days of the date of such default, or any such Indebtedness shall be accelerated; or

          (vi) The Tangible Net Worth of the Originator and its consolidated subsidiaries shall be less than 75% of the highest Tangible Net Worth of the Originator and its consolidated subsidiaries previously reported in any quarterly financial statements of the Originator and its consolidated subsidiaries beginning March 31, 1996; or

          (vii) The Originator has an operating loss or negative net income on a consolidated basis in each of any two (2) consecutive fiscal quarters; or

          (viii) The Originator has an operating loss or negative net income on a consolidated basis in any fiscal year of $1,000,000 or more; or

          (ix) If the long-term senior unsecured debt of the Originator is rated by S&P or Moody's, the rating of such debt shall be less than B- by S&P or less than B3 by Moody's or, if the long-term senior unsecured debt of the Originator is not rated by S&P or Moody's, such debt is rated less than B-as determined by the Agent pursuant to its standard corporate ratings model consistently applied, provided, that, if the Agent notifies the Originator
                           --------
     that such rating is less than B-, an Event of Termination shall not occur under this clause (ix) if the Originator informs the Agent that it is seeking an evaluation of its credit worthiness from S&P or Moody's and obtains such an evaluation at or above the minimum level described above within 45 days of receiving such notice from the Agent.

          (g) As of the last day of any month, the aggregate Outstanding Balance of all Eligible Lease Receivables which became Defaulted Lease Receivables during the immediately preceding twelve months (or, if shorter, since the date of the initial Advance) at any time exceeds 5% of (i) the sum of the "Average Aggregate Outstanding Balances" (as defined below) of all Eligible Lease Receivables during each calendar month during the immediately preceding three months (or, if shorter, since the date of the initial Advance), divided by (ii)
                                                                ----------
the number of calendar months in such period; as used above, the "Average Aggregate Outstanding Balance" for a calendar month is equal to the sum of the Aggregate Outstanding Balance as set forth in the Servicer Reports for the end of such month and for the end of the immediately preceding month, divided by
                                                                  ----------
two; or

          (h) As of the last day of any month, (1) the Delinquency Ratio for such month shall exceed 10%, or (2) the Default Ratio for such month shall exceed 3%; or

          (i) As of the close of business on any Settlement Date, the Borrowing Base as of the end of the immediately preceding month shall be less than Capital (after giving effect to any increases or reductions to Capital on such Settlement Date); or

          (j) There shall have been any material adverse change in the financial condition or operations of the Borrower or the Originator since March 31, 1996, or there shall have occurred any event which materially adversely affects the collectibility of the Lease Receivables generally or there shall have occurred any other event which materially adversely affects the ability of the Borrower to collect Lease Receivables generally or the ability of the Borrower to perform hereunder, in each case, as determined in the reasonable judgment of the Agent; or

      (k) the Originator shall cease to directly own 100% of the outstanding capital stock of the Borrower;

      (l) the Available Credit Enhancement is less than the Required Credit Enhancement and such deficiency is not cured on the first Settlement Date to occur after such deficiency arises;

      (m) at any time, the amount in the Borrower Reserve Account is less than the Borrower Reserve Account Requirement, and such deficiency is not cured on the first Settlement Date to occur after such deficiency arises; or

      (n) The Pension Benefit Guaranty Corporation or the IRS shall have filed notice of one or more liens against either the Originator or the Borrower (unless such lien does not purport to cover the Pledged Lease Receivables), and such notice shall have remained in effect for more than thirty (30) days unless, prior to the expiration of such period, such liens shall have been adequately bonded by the Originator or the Borrower, as applicable;

then, and in any such event, the Agent shall, at the request, or may with the consent, of the Securitization Lender, by notice to the Borrower declare the Termination Date to have occurred, except that, in the case of any event
                                   ------
described in clause (i) of subsection (e) above, the Termination Date shall be
             ----------    --------------
deemed to have occurred automatically upon the occurrence of such event; provided, however, that if any Involuntary Proceeding (as defined in subsection
--------  -------                                                    ----------
(e) above) is dismissed within sixty (60) days after its commencement, and if no
---
other Event of Termination has occurred, then following such dismissal, the program shall be reinstated as if the Termination Date had not occurred. Upon any such declaration or automatic occurrence, the Agent and the Securitization Lender shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable juris diction and other applicable laws, which rights shall be cumulative.

                                 ARTICLE VIII

                                   THE AGENT

      SECTION 8.01. Authorization and Action. The Securitization Lender hereby
                    ------------------------
appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto, including, without limitation, the power and authority to hold and to perfect any ownership interest or security interest created pursuant hereto or in connection herewith on behalf of the Securitization Lender and the Liquidity Providers.

      SECTION 8.02.  Agent's Reliance, Etc.  Neither the Agent nor any of its
                     ---------------------
directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement (including, without limitation, any action taken or omitted to be taken by it or them if the Agent is designated as Servicer pursuant to Section
                                                                       -------
6.02) or any other agreement executed pursuant hereto, except for its or their
----
own gross negligence or willful malfeasance or misfeasance. Without limiting the foregoing, the Agent: (i) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to the Securitization Lender or any Liquidity Provider and shall not be responsible to the Securitization Lender or any Liquidity Provider for any statements, warranties or representations made in or in connection with this Agreement or in connection with any of the other agreements executed pursuant hereto; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) shall not be responsible to the Securitization Lender or any Liquidity Provider for the due execution, legality, validity, enforceability, genuineness or sufficiency of value of this Agreement or any other agreement, instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement or any other agreement executed pursuant hereto, by acting upon any notice (including notice by telephone with respect to notices under Section 2.02), consent, certificate or other instrument
                         ------------
or writing (which may be by telex or facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

      SECTION 8.03. Agent and Affiliates. With respect to any interests which
                    --------------------
may be assigned by the Securitization Lender to CNAI pursuant to Section 10.04,
                                                                 -------------
CNAI shall have the same rights and powers under this Agreement as would the Securitization Lender if it were holding such interests and may exercise the same as though it were not the Agent. CNAI and its

Affiliates may generally engage in any kind of business with the Borrower or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower or any Obligor or any of their respective Affiliates, all as if CNAI were not the Agent and without any duty to account therefor to the Securitization Lender or any Liquidity Provider.

      SECTION 8.04. Lending Decisions. The Securitization Lender and each
                    -----------------
Liquidity Provider acknowledges that it has, independently and without reliance upon the Agent, CNAI or any Affiliate of CNAI, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to make Advances hereunder. The Securitization Lender and each Liquidity Provider also acknowledges that it will, independently and without reliance upon the Agent, CNAI or any Affiliate of CNAI, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

      SECTION 8.05. Resignation of the Agent. The Agent may resign as Agent
                    ------------------------
hereunder at any time by giving not less than five (5) Business Days' prior written notice to the Securitization Lender, the Borrower, the Servicer and the Liquidity Providers, such resignation to be effective on the earlier of (i) the appointment and acceptance of a successor Agent as provided below and (ii) the 30th day following delivery of such notice. Upon any such resignation, the Securitization Lender shall, after consultation with the Borrower, appoint a financial institution of its choosing as Agent, which financial institution shall be approved by the Borrower if it is not an Affiliate of CNAI. Following the appointment of a successor Agent and such successor Agent's acceptance thereof, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent as Agent hereunder, and the resigning Agent shall be discharged from its duties and obligations as Agent hereunder. After the Agent's resignation, the provisions of this Article
                                                                       -------
VIII shall continue in effect for its benefit in respect of any actions taken or
----
omitted to be taken by it while it was acting as the Agent.


                                  ARTICLE IX

                                INDEMNIFICATION

      SECTION 9.01. Indemnities by the Borrower. (a) Without limiting any other
                    ---------------------------
rights which any Affected Party may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Securitization Lender, CNAI, individually and in its capacity as Agent, and any Liquidity Provider (the "Indemnified Parties"), from and against any and all damages, losses, claims,
 -------------------
liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by such Indemnified Party
 -------------------
out of or as a result of this Agreement or the pledge of the Pledged
Assets or in respect of any Lease Receivable or any Lease, excluding, however,
(i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party or (ii) recourse (except with respect to payment and performance obligations provided for in this Agreement) for uncollectible Pledged Lease Receivables. Without limiting the foregoing, Borrower shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

      (i) reliance on any representation or warranty made or deemed made by the Borrower (or any of its officers) under this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

      (ii) the failure by the Borrower or the Servicer (so long as the Servicer is the Originator or an Affiliate of the Originator) to comply with any term, provision or covenant contained in this Agreement, the Contribution Agreement or any Facility Document to which it is party or with any applicable law, rule or regulation with respect to any Lease Receivable, the related Lease or the Related Security, or the nonconformity of any Lease Receivable, the related Lease or the Related Security with any such applicable law, rule or regulation;

      (iii) any reduction of a Pledged Lease Receivable due to a Permitted Encumbrance (excluding any Permitted Encumbrance in favor of an Indemnified Party), whether existing at the time of the pledge of such Pledged Lease Receivable or at any time thereafter;

      (iv) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with goods, merchandise and/or services which are the subject of any Lease Receivable or Lease;

      (v) the failure to pay when due any taxes, including, without limitation, sales, excise or personal property taxes payable by the Borrower or the Originator in connection with the Pledged Lease Receivables;

      (vi) the payment by such Indemnified Party of Taxes, including, without limitation, any Taxes imposed by any jurisdiction on amounts payable and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto to the extent caused by the Borrower's actions or failure to act; provided that an Indemnified Party, making a demand for
                   --------
   indemnity payment shall provide the Borrower, at its address referred to in
   Section 10.02, with a certificate from the relevant taxing authority or from
   -------------
   a responsible officer of such Indemnified Party stating or otherwise evidencing that such Indemnified Party has made payment of such Taxes and, within 30 days thereafter, will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes; or

      (vii) any Collections of Pledged Lease Receivables received by a Permitted Subservicer are for any reason not remitted to the Servicer within three Business Days following the date on which such Permitted Subservicer is obligated (without giving effect to any waivers or extensions by the Servicer) to remit such amounts to the Servicer.

Any amounts subject  to the indemnification provisions of this Section 9.01
                                                               ------------
shall be paid by the Borrower to the Agent within two Business Days following Agent's demand therefor.

                                   ARTICLE X

                                 MISCELLANEOUS

      SECTION 10.01. Amendments, Etc. No amendment to or waiver of any provision
                     ---------------
of this Agreement nor consent to any departure by the Borrower, shall in any event be effective unless the same shall be in writing and signed by (i) the Borrower, the Agent and the Securitization Lender (with respect to an amendment) or (ii) the Agent and the Securitization Lender (with respect to a waiver or consent by them) or the Borrower (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,
                                                                --------
however, that no such amendment, modification or waiver shall affect the rights
-------
or duties of the Servicer hereunder without the prior written consent of the Servicer. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

      SECTION 10.02.  Notices, Etc.  All notices and other communications
                      ------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and shall be personally delivered or sent by first class mail, postage prepaid, or by courier or by facsimile, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, three days after being deposited in the mails, or, in the case of notice by facsimile, when electronic communication of receipt is obtained, in each case addressed as aforesaid.

      SECTION 10.03.  No Waiver; Remedies.  No failure on the part of the Agent,
                      -------------------
the Securitization Lender or any Liquidity Provider to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, the Agent is hereby authorized by the Borrower at any time and from time to time, to the fullest extent permitted by law, to instruct Citibank or any Affiliate of Citibank to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Citibank or such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of Borrower, now or hereafter existing under this Agreement or under any agreement executed pursuant hereto, to the Agent, the Securitization Lender or any Liquidity Provider or their respective successors and assigns irrespective of whether or not demand therefor shall have been made under this Agreement or under any agreement executed pursuant hereto. The Borrower acknowledges that the rights of the Agent, the Securitization Lender and the Liquidity Providers or any of their respective successors and assigns described in this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) such parties may have.

      SECTION 10.04.  Binding Effect; Assignability.  (a)  This Agreement shall
                      -----------------------------
be binding upon and inure to the benefit of the Borrower, the Servicer, the Agent, the Securitization Lender and their respective successors and permitted assigns (which successors of the Borrower shall include a trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date, as the Collection Date shall occur; provided, however, that the rights and remedies
                             --------  -------
with respect to any breach of any representation and warranty made by the Borrower pursuant to Article IV and the indemnification and payment provisions
                     ----------
of Article IX and Article X shall be continuing and shall survive any
   ----------     ---------
termination of this Agreement for one year.

      (b) The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Securitization Lender and the Agent.

      (c) The Securitization Lender may, without the consent of the Borrower, assign at any time all of its rights and obligations hereunder and interest herein to any Person, except that if such Person is not CNAI, Citibank or any other affiliate of Citicorp, the Securitization Lender shall be required to acquire the prior written consent of the Agent and the Borrower to any such assignment. Any permitted assignee of the Securitization Lender as described in the preceding sentence may further assign at any time its rights and obligations hereunder or interests herein with the consent of the Agent and the Borrower to the extent required in the preceding sentence. Upon any such assignment, the assignee shall succeed to and become vested with all the rights, powers, privileges and duties of the Securitization Lender, and the resigning Securitization Lender shall be discharged from its duties and obligations as Securitization Lender hereunder. The Borrower and the Servicer agree to execute or obtain such other documentation as may be reasonably requested by the assigning Securitization Lender in order to effectuate such assignment.

      (d) At any time and from time to time, the Securitization Lender may, without the consent of the Borrower, assign all or a portion of its interests in Pledged Assets hereunder to the Liquidity Providers pursuant to the Asset Purchase Agreement. The Liquidity Providers shall also be entitled to sell their interests (or portions thereof) to other Liquidity Providers pursuant to the terms of the Asset Purchase Agreement. The Securitization Lender or the Liquidity Provider making any such assignment shall provide notice to the Borrower of any assignment hereunder or thereunder.

      SECTION 10.05.  GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AGREEMENT
                      -----------------------------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE SECURITIZATION LENDER IN THE PLEDGED ASSETS OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THE BORROWER AND THE SERVICER HEREBY AGREE TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. THE BORROWER AND THE SERVICER EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE AMONG ANY OF THE BORROWER, THE SERVICER, THE SECURITIZATION LENDER, ANY LIQUIDITY PROVIDER OR THE AGENT ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE BORROWER AND THE SERVICER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY
                   ----- --- ----------
ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION
                                                                        -------
10.05 SHALL AFFECT THE RIGHT OF THE SECURITIZATION LENDER, ANY LIQUIDITY
-----
PROVIDER OR THE AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE SECURITIZATION LENDER, SUCH LIQUIDITY PROVIDER OR THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

      SECTION 10.06.  Costs, Expenses and Taxes.  (a)  In addition to the rights
                      -------------------------
of indemnification under Article IX hereof, the Borrower agrees to pay on demand
                         ----------
all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing and any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Securitization Lender with respect thereto and with respect to advising the Agent and the Securitization Lender as to their respective rights and remedies under this Agreement, and the other agreements executed pursuant hereto and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder. The parties hereto agree that the Borrower's obligation to pay on demand all reasonable costs and expenses in connection with the preparation and execution of this Agreement and the other documents to be delivered hereunder (including, legal fees, rating agency fees, filing fees and other expenses) shall not exceed $125,000 unless otherwise approved by Borrower.

      (b) In addition, the Borrower shall pay any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify the Agent, the Securitization Lender and the Liquidity Providers against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

      (c) In addition, the Borrower shall pay on demand all other costs and expenses incurred by the Securitization Lender or any general or limited partner or shareholder of the Securitization Lender ("Other Costs"), including, without limitation, the cost of auditing the Securitization Lender's books by certified public accountants, the cost of rating the Securitization Lender's promissory notes by independent financial rating agencies and the reasonable fees and out-of-pocket expenses of counsel for the Securitization Lender or any counsel for any general or limited partner or shareholder of the Securitization Lender with respect to (i) advising the Securitization Lender or such general or limited partner or shareholder as to its rights and remedies under this Agreement, (ii) the enforcement of this Agreement and the other documents to be delivered hereunder or (iii) advising the Securitization Lender or such general or limited partner or share holder as to matters relating to the Securitization Lender's operations; provided, however, that if the Securitization Lender enters into
            --------  -------
agreements for the purchase of receivables from one or more other Persons ("Other Borrowers"), the Borrower and such Other Borrowers shall each be liable for such Other Costs ratably in accordance with the usage under the respective facilities of the Securitization Lender to purchase receivables from the Borrower and each Other Borrower; and provided, further, that if such Other
                                      --------  -------
Costs are attributable to the Borrower and not attributable to any Other Borrower, the Borrower shall be solely liable for such Other Costs.

      SECTION 10.07.  No Proceedings.  (a)  The Borrower, each Liquidity
                      --------------
Provider and the Agent each hereby agrees that it will not institute against the Securitization Lender any proceeding of the type referred to in clause (i) of

Section 7.01(f) so long as any promissory notes issued by the Securitization
---------------
Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such promissory notes shall have been outstanding.

      (b) The Securitization Lender, each Liquidity Provider and the Agent each hereby agree that it will not institute against the Borrower any proceeding of the type referred to in clause (i) of Section 7.01(f) so long as any obligations
                                      ---------------
of the Borrower shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such obligations shall have been outstanding.

      SECTION 10.08.  Execution in Counterparts; Severability.  This Agreement
                      ---------------------------------------
may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


BORROWER:                   LEASING SOLUTIONS RECEIVABLES II,
                             INC.



                            By___________________________
                               Vice President
                               10 Almaden Blvd.
                               Suite 1500
                               San Jose, CA 95113
                               Attn: Timothy P. Laehy
                               Telecopy No.

SECURITIZATION LENDER:      CORPORATE RECEIVABLES CORPORATION

                            By Citicorp North America,
                              Inc., as Attorney-in-Fact



                            By___________________________
                               Vice President
                               450 Mamaroneck Avenue
                               Harrison, N.Y.  10528
                               Attention:  President
                               Telecopy No. 914-899-7015

AGENT:                      CITICORP NORTH AMERICA, INC.,
                              as Agent



                            By__________________________
                               Vice President
                               450 Mamaroneck Avenue
                               Harrison, N.Y.  10528
                               Attention:  Corporate
                                           Asset Funding
                                           Department
                               Telecopy No. 914-899-7015



                                                               SIGNATURE PAGE TO
                                              LEASE RECEIVABLES CREDIT AGREEMENT
                                                    DATED AS OF January __, 1997

SERVICER AND COLLATERAL
CUSTODIAN:                  LEASING SOLUTIONS, INC.



                            By______________________________
                               Vice President
                               10 Almaden Blvd.
                               Suite 1500
                               San Jose, CA 95113
                               Attn: Timothy P. Laehy
                               Telecopy No.


                                                               SIGNATURE PAGE TO
                                              LEASE RECEIVABLES CREDIT AGREEMENT
                                                    DATED AS OF January __, 1997

                                                                       EXHIBIT A



                            FORM OF SERVICER REPORT



                                   Attached

                                                                       EXHIBIT B



                            [Intentionally Omitted]

                                                                       EXHIBIT C



                  DESCRIPTION OF CREDIT AND COLLECTION POLICY

                                   Attached

                                                                       EXHIBIT D



                          FORM OF INTEREST RATE HEDGE
                           ASSIGNMENT ACKNOWLEDGMENT

                                   Attached

                                                                       EXHIBIT E



                          FORM OF NOTICE OF BORROWING

                                   Attached

                                                                       EXHIBIT F



                            FORM OF PROMISSORY NOTE

                                   Attached

                                                                       EXHIBIT G



                       LIST OF OFFICES OF BORROWER WHERE
                               RECORDS ARE KEPT

                                                                       EXHIBIT H


                      FORM OF INTEREST RATE HEDGE REPORT


                                   Attached

                                                                       EXHIBIT G

                       LIST OF OFFICES OF BORROWER WHERE
                               RECORDS ARE KEPT

                                                                       EXHIBIT H

                      FORM OF INTEREST RATE HEDGE REPORT

                                   Attached